Stock Fund

www.dodgeandcox.com

For Fund literature, transactions, and account

information, please visit the Funds’ web site.

or write or call:

DODGE & COX FUNDS

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions, and portfolio holdings as of March 31, 2010, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions, and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

03/10 SF QR       Printed on recycled paper

2010

First Quarter Report

March 31, 2010

Stock Fund

ESTABLISHED 1965

TICKER:  DODGX

TO OUR SHAREHOLDERS

The Dodge & Cox Stock Fund had a total return of 6.7% for the first quarter of 2010, compared to a total return of 5.4% for the Standard & Poor’s 500 Index (S&P 500). Please refer to page three for longer-term performance results. At quarter end, the Fund had net assets of $42.7 billion with a cash position of 1.6%.

INVESTMENT STRATEGY

Our investment approach remains focused on the long-term fundamental outlook and current valuation for each company in the Fund’s diversified portfolio. The Fund’s portfolio turnover has been correspondingly low (less than 20% during the past year) and reflects our view that we are in effect a part owner of each company on your behalf.

The global analysts on our research team make considerable effort to understand both the opportunities and risks for a company in relation to its valuation. We evaluate the key external and internal factors (for example, competitive position and financial strength) that will contribute to a range of potential sales, earnings, and cash flow outcomes over the next three to five years for each company. Regulatory change provides an example of one of the external variables that requires our attention over time. Health Care and Financials are two sectors where regulatory reform may dramatically change future profitability.

HEALTH CARE REFORM LAW PASSED

While the general terms of the U.S. health care reform law are known, the law will require significant interpretation as it is implemented over the next several years. One clear result of the law is that the U.S. government will be more involved in paying for health care. We have written about the reform efforts before, and have factored the major provisions of the law into our analysis of the 20.6% of the Fund invested in Health Care companies at quarter end. The Fund has exposure to Health Care via investments in pharmaceuticals (15.0%), medical supplies and devices (3.0%), and health service companies (2.6%).

We estimate that provisions in the law will reduce earnings at pharmaceutical companies over the next several years. Longer term, the benefit of greater volumes should help offset the costs of the law for pharmaceutical companies, as the legislation should ultimately increase the population covered by insurance. In addition, we believe that companies will respond to this earnings pressure by cutting costs, offering new products, and expanding into overseas markets.

Pharmaceutical stocks’ valuations are low due to legitimate concerns about patent expiry and past pipeline disappointments, as well as regulatory reforms. Two of the largest pharmaceutical companies globally, Novartis1 and Merck, are among the ten largest holdings in the Fund. With price-to-earnings (P/E) multiples of 10 to 11 times forward earnings and dividend yields approximating 4%, they illustrate the low expectations for pharmaceutical companies. We believe that these companies, as well as the Fund’s other pharmaceutical holdings, can increase earnings by reducing expenses, even with little or no sales growth. There is also the prospect that sales growth improves as these companies make significant investments in research and development. Finally, rapid growth in the emerging markets is becoming an increasingly important driver of future returns. Given our assessment of the risks and opportunities, we find the valuations in the pharmaceutical industry compelling.

In other areas of health care, valuations are also low, but prospects are mixed. In the medical device industry, Fund holdings such as Boston Scientific and Medtronic will face a modest excise tax. However, in the managed care industry, the new law will constrain both profitability and flexibility.

FINANCIAL SERVICES REFORM DEBATE CONTINUES

In the aftermath of the 2008–2009 financial crisis, regulatory reform in U.S. and global financial services seems likely. Efforts by Congress have been underway for nearly a year and we are closely monitoring developments to understand their potential impact on the future growth and profitability of financial companies, especially banks. Among the most significant proposals being discussed, companies may be required to hold more capital, particularly when engaged in riskier lending activities, and

PAGE 1 ▪ DODGE & COX STOCK FUND

to contribute to a bank failure fund. However, we believe that valuations remain attractive for selected franchises such as Wells Fargo, Capital One Financial, and Bank of New York Mellon.

Looking forward several years, we anticipate that the current cycle of higher-than-normal credit losses and unusually low short-term interest rates could begin to moderate. Lower credit losses would benefit Fund holdings such as lenders Wells Fargo and Capital One. Higher short-term rates could benefit money market providers, including holdings Charles Schwab and Bank of New York Mellon, which are currently waiving a portion of their management fees. At quarter end, 14.8% of the Fund was invested in Financials, slightly less than the S&P 500 weighting.

IN CLOSING

Equity returns can be volatile, as demonstrated by the dramatic swings in market performance over the past couple years. For those with short-term cash needs, investing in the Fund or other equity investments may not be prudent. The role of equities in your portfolio is to seek a real return over the long term to counteract the purchasing power erosion caused by inflation. In the face of inevitable market volatility and the occasional market panic, maintaining this long-term perspective is essential.

For each security in the Fund, we are seeking to invest when our outlook for potential earnings and business franchise value are not reflected in the current valuation. Given the still reasonable level of valuations today and the long-term prospects for economic growth in the U.S. and around the world, the potential for equity returns is attractive.

Thank you for the continued confidence you have placed in our firm. As always, we welcome your comments and questions.

For the Board of Trustees,

John A. Gunn, Chairman	Kenneth E. Olivier, President

May 6, 2010

FIRST QUARTER PERFORMANCE REVIEW

The Fund outperformed the S&P 500 by 1.3 percentage points during the quarter.

Key Contributors to Relative Results

▪

Relative returns from holdings in the Consumer Discretionary sector (up 15% versus up 10% for the S&P 500 sector), combined with a higher average weighting in the sector (18% versus 10%), contributed to results. Liberty Interactive (up 41%), Sony (up 32%), and Time Warner Cable (up 30%) helped.

▪

Relative returns from holdings in the Information Technology sector (up 4% versus up 2% for the S&P 500 sector) had a positive effect. Xerox (up 16%), eBay (up 15%), and Citrix Systems (up 14%) were strong performers.

▪	Additional contributors included General Electric (up 21%), Wells Fargo (up 16%), Baker Hughes (up 16%), and FedEx (up 12%).

Key Detractors from Relative Results

▪

Weak returns from holdings in the Health Care sector (flat versus up 3% for the S&P 500 sector), in combination with a higher average weighting (22% versus 13% for the S&P 500 sector), detracted from performance. Boston Scientific (down 20%), GlaxoSmithKline (down 7%), and Pfizer (down 5%) were notably weak.

▪	Additional detractors included Cemex (down 14%), Motorola (down 10%), HSBC (down 10%), and Computer Sciences Corp. (down 5%).
[1]	We use these examples to illustrate our investment process, not to imply that we think these are more attractive than the Fund’s other holdings.

DODGE & COX STOCK FUND ▪ PAGE 2

GROWTH OF $10,000 OVER 10 YEARS

FOR AN INVESTMENT MADE ON MARCH 31, 2000

AVERAGE ANNUAL TOTAL RETURN

FOR PERIODS ENDED MARCH 31, 2010

	1 Year	5 Years	10 Years	20 Years
Dodge & Cox Stock Fund	64.45%	0.58%	6.31%	10.91%
S&P 500	49.75	1.92	(0.65)	8.66

Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Mutual fund performance changes over time and currently may be significantly lower than stated above. Performance is updated and published monthly. Visit the Fund’s web site at www.dodgeandcox.com or call 800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of any dividend and capital gain distributions, but have not been adjusted for any income taxes payable on these distributions. The S&P 500 is a widely recognized, unmanaged index of common stock prices. Index returns include dividend income and, unlike Fund returns, do not reflect fees or expenses.

Standard & Poor’s and S&P 500® are trademarks of The McGraw-Hill Companies, Inc.

Risks: The Fund is subject to stock market risk, meaning stocks in the Fund may decline in value for extended periods due to the financial prospects of individual companies, or due to general market and economic conditions. Please read the prospectus for specific details regarding the Fund’s risk profile.

PAGE 3 ▪ DODGE & COX STOCK FUND

FUND INFORMATION	March 31, 2010

GENERAL INFORMATION
Net Asset Value Per Share	$102.20
Total Net Assets (billions)	$42.7
Expense Ratio(a)	0.52%
2009 Portfolio Turnover Rate	18%
30-Day SEC Yield(b)	1.02%
Fund Inception	1965
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the Investment Policy Committee, whose nine members’ average tenure at Dodge & Cox is 24 years.

PORTFOLIO CHARACTERISTICS	Fund	S&P 500
Number of Stocks	84	500
Median Market Capitalization (billions)	$19	$10
Weighted Average Market Capitalization (billions)	$63	$85
Price-to-Earnings Ratio(c)	13.7x	17.3x
Foreign Stocks(d)	19.1%	0.0%

TEN LARGEST HOLDINGS(e)	Fund
Hewlett-Packard Co.	4.8%
Wells Fargo & Co.	3.5
Schlumberger, Ltd.	3.3
Comcast Corp.	3.3
General Electric Co.	3.3
Novartis AG (Switzerland)	3.2
Capital One Financial Corp.	3.1
Merck & Co., Inc.	3.1
News Corp.	2.7
Time Warner, Inc.	2.5

ASSET ALLOCATION

SECTOR DIVERSIFICATION	Fund	S&P 500
Health Care	20.6%	12.1%
Information Technology	20.2	18.9
Consumer Discretionary	18.2	10.1
Financials	14.8	16.5
Energy	9.1	10.9
Industrials	8.4	10.5
Materials	2.5	3.5
Telecommunication Services	2.5	2.8
Consumer Staples	2.1	11.3
Utilities	0.0	3.4

(a)	2009 expense ratio per Fund prospectus, dated May 1, 2010.
(b)	SEC yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
(c)	Price-to-earnings (P/E) ratios are calculated using 12-month forward earnings estimates.
(d)	Foreign stocks are U.S. dollar-denominated.
(e)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell, or hold any particular security.

DODGE & COX STOCK FUND ▪ PAGE 4

PORTFOLIO OF INVESTMENTS (unaudited)	March 31, 2010

COMMON STOCKS: 98.4%

	SHARES	VALUE
CONSUMER DISCRETIONARY: 18.2%
CONSUMER DURABLES & APPAREL: 3.1%
Panasonic Corp. ADR(b) (Japan)	33,933,474	$519,860,822
Sony Corp. ADR(b) (Japan)	20,552,850	787,585,212

		1,307,446,034
MEDIA: 11.2%
Comcast Corp., Class A	75,495,497	1,420,825,253
DIRECTV, Class A(a)	2,447,950	82,765,189
DISH Network Corp., Class A(a)	6,842,870	142,468,553
Interpublic Group of Companies, Inc.(a)	18,421,293	153,265,158
Liberty Global, Inc., Series A(a)	764,210	22,284,364
Liberty Global, Inc., Series C(a)	1,301,653	37,604,755
Liberty Starz, Series A(a)	264,750	14,476,530
News Corp., Class A	79,353,526	1,143,484,310
Time Warner Cable, Inc.	12,785,610	681,600,869
Time Warner, Inc.	34,722,732	1,085,779,830

		4,784,554,811
RETAILING: 3.9%
CarMax, Inc.(a)	9,007,200	226,260,864
Home Depot, Inc.	21,194,170	685,631,400
Liberty Interactive, Series A(a)	34,923,375	534,676,871
Macy’s, Inc.	10,590,092	230,546,303

		1,677,115,438

		7,769,116,283
CONSUMER STAPLES: 2.1%
FOOD & STAPLES RETAILING: 1.6%
Wal-Mart Stores, Inc.	7,522,950	418,276,020
Walgreen Co.	7,612,075	282,331,862

		700,607,882
FOOD, BEVERAGE & TOBACCO: 0.5%
Diageo PLC ADR(b) (United Kingdom)	2,800,000	188,860,000

		889,467,882
ENERGY: 9.1%
Baker Hughes, Inc.	15,354,194	719,190,447
Chevron Corp.	7,980,680	605,174,964
Occidental Petroleum Corp.	11,403,100	964,018,074
Royal Dutch Shell PLC ADR(b) (United Kingdom)	3,012,564	166,685,166
Schlumberger, Ltd.	22,431,512	1,423,503,752

		3,878,572,403
FINANCIALS: 14.8%
BANKS: 6.4%
BB&T Corp.	12,462,844	403,671,517
HSBC Holdings PLC ADR(b) (United Kingdom)	6,129,229	310,690,618
SunTrust Banks, Inc.	12,283,733	329,081,207
U.S. Bancorp	8,800,000	227,744,000
Wells Fargo & Co.	47,362,841	1,473,931,612

		2,745,118,954

	SHARES	VALUE
DIVERSIFIED FINANCIALS: 6.5%
Bank of New York Mellon Corp.	20,360,128	$628,720,753
Capital One Financial Corp.(c)	32,243,611	1,335,207,931
Charles Schwab Corp.	11,500,000	214,935,000
Credit Suisse Group AG ADR(b) (Switzerland)	1,667,900	85,696,702
Legg Mason, Inc.	5,656,700	162,177,589
SLM Corp.(a),(c)	26,185,882	327,847,243

		2,754,585,218
INSURANCE: 1.9%
AEGON NV(a),(b) (Netherlands)	35,027,405	238,536,628
Genworth Financial, Inc., Class A(a)	6,487,660	118,983,684
Loews Corp.	3,608,000	134,506,240
The Travelers Companies, Inc.	5,981,750	322,655,595

		814,682,147

		6,314,386,319
HEALTH CARE: 20.6%
HEALTH CARE EQUIPMENT & SERVICES: 5.6%
Boston Scientific Corp.(a)	65,269,500	471,245,790
CareFusion Corp.(a)	10,484,875	277,115,246
Covidien PLC(b) (Ireland)	5,563,291	279,722,271
Medtronic, Inc.	5,257,800	236,758,734
UnitedHealth Group, Inc.	14,895,200	486,626,184
WellPoint, Inc.(a)	10,017,954	644,955,879

		2,396,424,104
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES: 15.0%
Amgen, Inc.(a)	16,461,300	983,727,288
GlaxoSmithKline PLC ADR(b) (United Kingdom)	27,824,300	1,071,792,036
Merck & Co., Inc.	35,555,500	1,327,997,925
Novartis AG ADR(b) (Switzerland)	25,465,500	1,377,683,550
Pfizer, Inc.	51,712,864	886,875,618
Sanofi-Aventis ADR(b) (France)	20,368,600	760,970,896

		6,409,047,313

		8,805,471,417
INDUSTRIALS: 8.4%
CAPITAL GOODS: 5.3%
Caterpillar, Inc.	2,421,500	152,191,275
Eaton Corp.	3,698,200	280,212,614
General Electric Co.	77,698,175	1,414,106,785
Koninklijke Philips Electronics NV(b) (Netherlands)	2,208,600	70,719,372
Tyco International, Ltd.(b) (Switzerland)	9,460,775	361,874,644

		2,279,104,690
COMMERCIAL & PROFESSIONAL SERVICES: 0.6%
Dun & Bradstreet Corp.	35,340	2,630,003
Pitney Bowes, Inc.	10,286,950	251,515,927

		254,145,930

PAGE 5 ▪ DODGE & COX STOCK FUND

PORTFOLIO OF INVESTMENTS (unaudited)	March 31, 2010

COMMON STOCKS (continued)

	SHARES	VALUE
TRANSPORTATION: 2.5%
FedEx Corp.	11,433,599	$1,067,898,147

		3,601,148,767
INFORMATION TECHNOLOGY: 20.2%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT: 1.1%
Maxim Integrated Products, Inc.(c)	23,348,800	452,733,232

SOFTWARE & SERVICES: 7.3%
AOL, Inc.(a),(c)	6,555,722	165,728,652
Autodesk, Inc.(a)	1,680,700	49,446,194
BMC Software, Inc.(a)	7,420,940	281,995,720
Cadence Design Systems, Inc.(a),(c)	23,282,600	155,062,116
Citrix Systems, Inc.(a),(c)	8,132,122	386,031,831
Computer Sciences Corp.(a)	6,444,072	351,137,483
Compuware Corp.(a),(c)	22,088,112	185,540,141
EBay, Inc.(a)	26,373,300	710,760,435
Electronic Arts, Inc.(a)	15,361,177	286,639,563
Symantec Corp.(a)	17,000,000	287,640,000
Synopsys, Inc.(a),(c)	12,513,008	279,915,989

		3,139,898,124
TECHNOLOGY, HARDWARE & EQUIPMENT: 11.8%
Hewlett-Packard Co.	38,853,595	2,065,068,574
Hitachi, Ltd. ADR(a),(b) (Japan)	5,355,000	199,152,450
Molex, Inc.	2,547,600	53,142,936
Molex, Inc., Class A	8,724,330	153,984,425
Motorola, Inc.(a),(c)	131,758,711	924,946,151
Nokia Corp. ADR(b) (Finland)	11,900,000	184,926,000
Telefonaktiebolaget LM Ericsson ADR(b) (Sweden)	29,520,500	307,898,815
Tyco Electronics, Ltd.(b) (Switzerland)	17,589,775	483,367,017
Xerox Corp.(c)	68,842,082	671,210,300

		5,043,696,668

		8,636,328,024
MATERIALS: 2.5%
Cemex SAB de CV ADR(a),(b) (Mexico)	17,106,791	174,660,336
Domtar Corp.(a)	1,370,959	88,303,469
Dow Chemical Co.	24,007,645	709,906,063
Vulcan Materials Co.	2,046,548	96,678,927

		1,069,548,795
TELECOMMUNICATION SERVICES: 2.5%
Sprint Nextel Corp.(a)	132,825,739	504,737,808
Vodafone Group PLC ADR(b) (United Kingdom)	23,500,000	547,315,000

		1,052,052,808

TOTAL COMMON STOCKS (Cost $40,271,551,478)		$42,016,092,698

SHORT-TERM INVESTMENTS: 1.4%

	PAR VALUE	VALUE
MONEY MARKET FUND: 0.3%
SSgA Prime Money Market Fund	$128,355,775	$128,355,775

REPURCHASE AGREEMENT: 1.1%
Fixed Income Clearing Corporation(d) 0.00%, 4/1/10, maturity value $461,049,000	461,049,000	461,049,000

TOTAL SHORT-TERM INVESTMENTS (Cost $589,404,775)		$589,404,775

TOTAL INVESTMENTS (Cost $40,860,956,253)	99.8%	$42,605,497,473
OTHER ASSETS LESS LIABILITIES	0.2%	105,180,854

NET ASSETS	100.0%	$42,710,678,327

(a)	Non-income producing
(b)	Security denominated in U.S. dollars
(c)	See Notes to Portfolio of Investments regarding holdings of 5% voting securities
(d)

Repurchase agreement is collateralized by Fannie Mae 1.722%-3.625%, 5/10/11-8/15/11; Federal Farm Credit Bank 3.50%, 10/3/11; and Federal Home Loan Bank 0.94%-3.375%; 11/30/10-9/23/11. Total collateral value is $470,271,500.

ADR: American Depositary Receipt

DODGE & COX STOCK FUND ▪ PAGE 6

NOTES TO PORTFOLIO OF INVESTMENTS (unaudited)

Security valuation. The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Stocks are valued at the official quoted close price or the last sale of the day at the close of the NYSE or, if not available, at the mean between the exchange listed bid and ask prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Security values are not discounted based on the size of the Fund’s position. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Short-term securities are valued at amortized cost which approximates current value. All securities held by the Fund are denominated in U.S. dollars.

Valuation measurements. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

▪	Level 1: Quoted prices in active markets for identical securities
▪	Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, etc.)
▪	Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s holdings as of March 31, 2010:

Security Classification	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)	LEVEL 3 (Significant Unobservable Inputs)
Common Stocks(a)	$42,016,092,698	$—	$—
Short-term Investments
Money Market Fund	128,355,775	—	—
Repurchase Agreement	—	461,049,000	—

Total	$42,144,448,473	$461,049,000	$—

(a)	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Portfolio of Investments.

Security transactions. Security transactions are recorded on the trade date.

Income tax matters. At March 31, 2010, the cost of investments for federal income tax purposes was $40,919,119,487. Net unrealized appreciation aggregated $1,686,377,986, of which $7,289,583,982 represented appreciated securities and $5,603,205,996 represented depreciated securities.

PAGE 7 ▪ DODGE & COX STOCK FUND

NOTES TO PORTFOLIO OF INVESTMENTS (unaudited)

Holdings of 5% voting securities. Each of the companies listed below is considered to be an affiliate of the Fund because the Fund owned 5% or more of the company’s voting securities during the three-month period ended March 31, 2010. Transactions during the period in securities of affiliated companies were as follows:

	Shares at Beginning of Period	Additions	Reductions	Shares at End of Period	Dividend Income(a)		Value at End of Period
AOL, Inc.	6,075,118	480,604	—	6,555,722	$—	(b)	$165,728,652
Cadence Design Systems, Inc.	23,282,600	—	—	23,282,600	—	(b)	155,062,116
Capital One Financial Corp.	31,943,611	300,000	—	32,243,611	1,597,181		1,335,207,931
Citrix Systems, Inc.	11,327,022	—	(3,194,900)	8,132,122	—	(b)	—	(c)
Compuware Corp.	22,088,112	—	—	22,088,112	—	(b)	185,540,141
Maxim Integrated Products, Inc.	23,348,800	—	—	23,348,800	4,669,760		452,733,232
Motorola, Inc.	129,758,711	2,000,000	—	131,758,711	—	(b)	924,946,151
SLM Corp.	26,185,882	—	—	26,185,882	—	(b)	327,847,243
Synopsys, Inc.	10,122,369	2,390,639	—	12,513,008	—	(b)	279,915,989
Xerox Corp.	67,997,300	844,782	—	68,842,082	2,925,788		—	(c)

					$9,192,729		$3,826,981,455

(a)	Net of foreign taxes, if any
(b)	Non-income producing
(c)	Company was not an affiliate at the end of the period

Other. For more information please see the Fund’s most recent Prospectus and Annual Report on the Fund’s website www.dodgeandcox.com.

DODGE & COX STOCK FUND ▪ PAGE 8

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PAGE 9 ▪ DODGE & COX STOCK FUND

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DODGE & COX STOCK FUND ▪ PAGE 10

OFFICERS AND TRUSTEES

John A. Gunn, Chairman & Trustee

Chairman, Dodge & Cox

Kenneth E. Olivier, President & Trustee

Chief Executive Officer & President, Dodge & Cox

Dana M. Emery, Senior Vice President & Trustee

Executive Vice President, Dodge & Cox

William F. Ausfahl, Independent Trustee

Former Chief Financial Officer and member of Board of Directors, The Clorox Company

L. Dale Crandall, Independent Trustee

Former President, Kaiser Foundation Health Plan and Hospitals

Thomas A. Larsen, Independent Trustee

Director, Howard, Rice, Nemerovski, Canady, Falk & Rabkin

John B. Taylor, Independent Trustee

Professor of Economics, Stanford University; Senior Fellow, Hoover Institute and former Under Secretary for International Affairs, United States Treasury

Will C. Wood, Independent Trustee

Principal, Kentwood Associates, Financial Advisers

Charles F. Pohl, Senior Vice President

Senior Vice President & Chief Investment Officer, Dodge & Cox

Diana S. Strandberg, Senior Vice President

Vice President & Director of International Equity, Dodge & Cox

David H. Longhurst, Treasurer

Vice President & Assistant Treasurer, Dodge & Cox

Thomas M. Mistele, Secretary

Chief Operating Officer, Secretary & General Counsel, Dodge & Cox

Marcia P. Venegas, Chief Compliance Officer

Associate Chief Compliance Officer, Dodge & Cox

PAGE 11 ▪ DODGE & COX STOCK FUND

Global Stock Fund

www.dodgeandcox.com

For Fund literature, transactions, and account information, please visit the Funds’ web site.

or write or call:

DODGE & COX FUNDS

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions, and portfolio holdings as of March 31, 2010, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions, and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

03/10 GSF QR       Printed on recycled paper

2010

First Quarter Report

March 31, 2010

Global Stock

Fund

ESTABLISHED 2008

TICKER:  DODWX

TO OUR SHAREHOLDERS

The Dodge & Cox Global Stock Fund had a total return of 5.3% for the first quarter of 2010, compared to 3.2% for the MSCI World Index (MSCI World). Please refer to page three for longer-term performance results. At quarter end, the Fund had net assets of $1.1 billion with a cash position of 3.3%.

MARKET COMMENTARY

Global equity markets improved in the first quarter of 2010, as share prices continued to recover from the lows of March 9, 2009. While some questions remain about the extent and timing of a global economic recovery, we remain optimistic about the outlook for equities over a longer time horizon and believe that valuations in the current environment present opportunities for the long-term investor.

INVESTMENT STRATEGY

As the last few years have demonstrated, equity prices will fluctuate, and can at times be highly volatile. The exact path and degree of such fluctuations, however, are difficult to predict. Therefore, the Fund’s investment process is geared toward a three-to-five year time horizon, where company fundamentals are more likely to outweigh ongoing price volatility. Rather than trying to predict near-term price movements, our investment efforts are focused on identifying companies with solid prospects, and then accumulating shares in these companies at attractive valuations.

As we have noted before, the global economy is in the midst of what may be one of the greatest transformations in modern history, a trend we expect to see continue over our investment horizon and beyond. Fueled by the adoption of free market principles and increasing access to information and electronic communication, billions of people in the developing world are becoming active participants in a global, interconnected economy. The last time the world has seen such transformation was during the Industrial Revolution of the United States and Western Europe in the 19th century, and the rebuilding of Germany and Japan after World War II. The potential size of the opportunity this time could be much larger—the developing markets represent 80% of the world’s population and half of global GDP on a purchasing power parity-adjusted basis.

Over the past decade, Dodge & Cox has devoted increasing effort and resources to finding investment opportunities driven by growth in the developing world. For example, we have expanded our research team and increased the number and scope of our team’s field trips to countries like China, Brazil, India, Russia, and Egypt. During the past year, we conducted several trips to China to identify investment candidates, to better understand the overall business environment, and to analyze the global implications of China’s economic growth across a variety of industries.

In addition to visiting Chinese companies, we met with China-based executives of multinational companies like GE1 and Philips to learn how they are adapting their products to the Chinese market. Most recently, we visited the Chinese operations of large Japanese companies to gauge their growth potential in the market and the challenges of operating as a foreign competitor. We also met with government officials and state-owned enterprises in the transportation industry to analyze how their growth ambitions could adversely affect the global supply and demand balance in the shipping industry.

We continue to identify and invest in companies with significant emerging market exposure that trade at reasonable valuations. Companies domiciled in the emerging markets represented 10% of the Fund’s investments at the end of the quarter. However, many of the Fund’s holdings that are domiciled in developed markets also have meaningful emerging market exposure. One example in the latter category is Yamaha Motor which is domiciled in Japan but earned most of its profits in recent years from its emerging market business. Yamaha Motor manufactures and sells motorcycles, ATVs and marine, snow, and land motor vehicles. The company’s earnings suffered due to the global downturn in discretionary spending. The company is very well positioned in Indonesia and is growing in several other emerging markets where we believe ongoing penetration of these vehicles will continue. In addition, the developed

PAGE 1 ▪ DODGE & COX GLOBAL STOCK FUND

markets should rebound. In the meantime, the company is improving its cost structure which should further enhance profit. The company trades at an attractive valuation relative to these prospects.

IN CLOSING

Equity returns can be volatile. For those with short-term cash needs, investing in the Fund or other equity investments may not be prudent. The role of equities in your portfolio is to seek a real return over the long term to counteract the purchasing power erosion caused by inflation. In the face of inevitable market volatility and the occasional market panic, maintaining this long-term perspective is essential.

Although equity markets have rebounded off their lows, valuations still appear to be reasonable. Importantly, we continue to find companies in the U.S. and around the world with strong business franchises, excellent management teams, and solid growth prospects that are available at attractive valuations.

We thank you for your continued confidence in our firm and welcome your comments and questions.

For the Board of Trustees,

John A. Gunn, Chairman	Diana S. Strandberg, Senior Vice President

May 6, 2010

[1]	We use these examples to illustrate our investment process, not to imply that we think they are more attractive than the Fund’s other holdings.

FIRST QUARTER PERFORMANCE REVIEW

The Fund outperformed the MSCI World by 2.1 percentage points during the first quarter.

Key Contributors to Relative Results

▪

Relative returns in the Consumer Discretionary sector (up 14% versus up 7% for the MSCI World sector), combined with a higher average weighting (14% versus 9%), had a positive impact. Liberty Interactive (up 41%), Sony (up 34%), and Time Warner Cable (up 30%) were strong contributors.

▪

Holdings in the Information Technology sector (up 10% versus up 4% for the MSCI World sector), combined with a higher average weighting (15% versus 12%), also contributed to performance. Nintendo (up 44%), Nokia (up 22%), and Xerox (up 16%) were notable contributors.

▪	Returns from holdings in the Financials sector (up 8% versus up 5% for the MSCI World sector) also helped results. SunTrust Banks (up 32%) and Barclays (up 23%) helped performance.
▪	Additional contributors included Mitsubishi Electric (up 25%), General Electric (up 21%), and Domtar (up 16%).

Key Detractors from Relative Results

▪

Weak returns from holdings in the Health Care sector (down 2% versus up 2% for the MSCI World sector), combined with a higher average weighting (17% versus 10%), hurt results. Boston Scientific (down 20%), Bayer (down 16%), and GlaxoSmithKline (down 7%) were weak performers.

▪	Notable additional detractors included Lafarge (down 15%), Telefonica (down 15%), and Akzo Nobel (down 14%).

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 2

GROWTH OF $10,000 SINCE INCEPTION

FOR AN INVESTMENT MADE ON MAY 1, 2008

TOTAL RETURN

FOR PERIODS ENDED MARCH 31, 2010

	1 Year	Since Inception (5/1/08)
Dodge & Cox Global Stock Fund	84.79%	(8.41)%
MSCI World (Net)	52.39	(9.19)

Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Mutual fund performance changes over time and currently may be significantly lower than stated above. Performance is updated and published monthly. Visit the Fund’s web site at www.dodgeandcox.com or call 800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of any dividend and capital gain distributions, but have not been adjusted for any income taxes payable on these distributions. The MSCI World Index is a widely recognized benchmark of the world’s stock markets, including the United States. Index returns include dividend income but, unlike Fund returns, do not reflect fees or expenses. Index returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties. Withholding rates applicable to the Fund may be lower.

MSCI World is a service mark of MSCI Barra.

Risks: The Fund is subject to stock market risk, meaning stocks in the Fund may decline in value for extended periods due to the financial prospects of individual companies, or due to general market and economic conditions. Investing in non-U.S. securities may entail risk due to foreign economic and political developments; this risk may be increased when investing in emerging markets. Please read the prospectus for specific details regarding the Fund’s risk profile.

PAGE 3 ▪ DODGE & COX GLOBAL STOCK FUND

FUND INFORMATION	March 31, 2010

GENERAL INFORMATION
Net Asset Value Per Share	$8.33
Total Net Assets (billions)	$1.1
Expense Ratio(a)	0.74%
2009 Portfolio Turnover Rate	20%
30-Day SEC Yield(b)	0.89%
Fund Inception Date	May 1, 2008
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the Global Investment Policy Committee, whose seven members’ average tenure at Dodge & Cox is 18 years.

PORTFOLIO CHARACTERISTICS	Fund	MSCI World
Number of Stocks	97	1,645
Median Market Capitalization (billions)	$22	$7
Weighted Average Market Capitalization (billions)	$54	$63
Price-to-Earnings Ratio(c)	13.3x	13.9x
Countries Represented	24	23
Emerging Markets (Brazil, India, Indonesia, Mexico, Russia, South Africa, South Korea, Thailand, Turkey)	10.2%	0.0%

TEN LARGEST HOLDINGS(d)	Fund
Hewlett-Packard Co. (United States)	2.7%
General Electric Co. (United States)	2.4
Vodafone Group PLC (United Kingdom)	2.3
Domtar Corp. (United States)	2.3
GlaxoSmithKline PLC (United Kingdom)	2.2
Merck & Co., Inc. (United States)	2.2
Bank of New York Mellon Corp. (United States)	2.2
Capital One Financial Corp. (United States)	2.1
Sanofi-Aventis (France)	2.1
Roche Holding AG (Switzerland)	2.1

ASSET ALLOCATION

REGION DIVERSIFICATION	Fund	MSCI World
United States	40.7%	49.2%
Europe (excluding United Kingdom)	32.3	20.3
United Kingdom	10.2	9.6
Japan	5.0	10.2
Pacific (excluding Japan)	3.3	5.7
Latin America	3.0	0.0
Africa	2.2	0.0
Canada	0.0	5.0

SECTOR DIVERSIFICATION	Fund	MSCI World
Financials	21.6%	21.1%
Health Care	15.8	9.8
Information Technology	14.2	12.1
Consumer Discretionary	13.8	9.7
Industrials	9.5	10.8
Materials	7.5	7.5
Energy	6.4	10.5
Telecommunication Services	4.8	4.1
Consumer Staples	3.1	10.1
Utilities	0.0	4.3

(a)	2009 expense ratio per Fund prospectus, dated May 1, 2010.
(b)	SEC yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
(c)	Price-to-earnings (P/E) ratios are calculated using 12-month forward earnings estimates.
(d)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell, or hold any particular security.

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 4

PORTFOLIO OF INVESTMENTS (unaudited)	March 31, 2010

COMMON STOCKS: 94.8%

	SHARES	VALUE
CONSUMER DISCRETIONARY: 13.0%
AUTOMOBILES & COMPONENTS: 1.6%
Bayerische Motoren Werke AG (Germany)	191,600	$8,845,259
Yamaha Motor Co., Ltd.(a) (Japan)	559,400	8,382,922

		17,228,181
CONSUMER DURABLES & APPAREL: 2.3%
LG Electronics, Inc. (South Korea)	36,400	3,699,678
Panasonic Corp. (Japan)	494,300	7,560,691
Sony Corp. (Japan)	363,000	13,900,310

		25,160,679
MEDIA: 6.6%
Comcast Corp., Class A (United States)	940,300	17,696,446
Grupo Televisa SA ADR (Mexico)	225,300	4,735,806
Naspers, Ltd. (South Africa)	483,600	21,013,818
News Corp., Class A (United States)	411,445	5,928,922
Television Broadcasts, Ltd. (Hong Kong)	582,900	2,807,800
Time Warner Cable, Inc. (United States)	197,971	10,553,834
Time Warner, Inc. (United States)	325,266	10,171,068

		72,907,694
RETAILING: 2.5%
Home Depot, Inc. (United States)	192,200	6,217,670
Liberty Interactive, Series A(a) (United States)	741,557	11,353,238
Macy’s, Inc. (United States)	444,800	9,683,296

		27,254,204

		142,550,758
CONSUMER STAPLES: 3.1%
FOOD & STAPLES RETAILING: 1.0%
Walgreen Co. (United States)	286,000	10,607,740

FOOD, BEVERAGE & TOBACCO: 2.1%
Anadolu Efes Biracilik ve Malt Sanayii AS (Turkey)	1,269,300	13,380,860
Diageo PLC ADR (United Kingdom)	142,200	9,591,390

		22,972,250

		33,579,990
ENERGY: 5.3%
Baker Hughes, Inc. (United States)	167,987	7,868,511
Chevron Corp. (United States)	74,800	5,672,084
OAO Lukoil ADR (Russia)	160,600	9,106,020
Occidental Petroleum Corp. (United States)	89,125	7,534,628
Royal Dutch Shell PLC ADR (United Kingdom)	70,200	4,061,772
Schlumberger, Ltd. (United States)	309,100	19,615,486
Total SA (France)	78,800	4,574,415

		58,432,916
FINANCIALS: 21.6%
BANKS: 10.4%
Barclays PLC (United Kingdom)	2,911,300	15,917,675
BB&T Corp. (United States)	233,800	7,572,782
HSBC Holdings PLC (United Kingdom)	1,472,207	14,923,606

	SHARES	VALUE
ICICI Bank, Ltd. ADR (India)	172,400	$7,361,480
Kasikornbank PCL Foreign (Thailand)	1,641,100	5,227,565
Royal Bank of Scotland Group PLC(a) (United Kingdom)	3,148,368	2,102,164
Standard Bank Group, Ltd. (South Africa)	176,600	2,778,563
Standard Chartered PLC (United Kingdom)	590,499	16,107,068
SunTrust Banks, Inc. (United States)	295,095	7,905,595
Unicredit SPA(a) (Italy)	5,149,133	15,213,360
Wells Fargo & Co. (United States)	604,073	18,798,752

		113,908,610
DIVERSIFIED FINANCIALS: 7.1%
Bank of New York Mellon Corp. (United States)	765,200	23,629,376
Capital One Financial Corp. (United States)	564,700	23,384,227
Charles Schwab Corp. (United States)	250,000	4,672,500
Credit Suisse Group AG (Switzerland)	179,200	9,237,026
Haci Omer Sabanci Holding AS (Turkey)	1,444,388	6,185,816
Legg Mason, Inc. (United States)	339,600	9,736,332

		76,845,277
INSURANCE: 3.4%
AEGON NV(a) (Netherlands)	2,820,990	19,317,569
Swiss Reinsurance Co., Ltd. (Switzerland)	365,100	17,971,064

		37,288,633
REAL ESTATE: 0.7%
Hang Lung Group, Ltd. (Hong Kong)	1,127,500	5,968,413
Hang Lung Properties, Ltd. (Hong Kong)	381,700	1,536,288

		7,504,701

		235,547,221
HEALTH CARE: 15.8%
HEALTH CARE EQUIPMENT & SERVICES: 2.9%
Boston Scientific Corp.(a) (United States)	1,199,900	8,663,278
Covidien PLC (Ireland)	175,800	8,839,224
Medtronic, Inc. (United States)	105,700	4,759,671
UnitedHealth Group, Inc. (United States)	133,900	4,374,513
WellPoint, Inc.(a) (United States)	76,800	4,944,384

		31,581,070
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES: 12.9%
Amgen, Inc.(a) (United States)	138,400	8,270,784
Bayer AG (Germany)	234,820	15,883,360
GlaxoSmithKline PLC ADR (United Kingdom)	625,900	24,109,668
Merck & Co., Inc. (United States)	642,200	23,986,170
Novartis AG ADR (Switzerland)	421,700	22,813,970
Roche Holding AG (Switzerland)	141,500	22,948,122
Sanofi-Aventis (France)	308,300	22,981,422

		140,993,496

		172,574,566

PAGE 5 ▪ DODGE & COX GLOBAL STOCK FUND

PORTFOLIO OF INVESTMENTS (unaudited)	March 31, 2010

COMMON STOCKS (continued)

	SHARES	VALUE
INDUSTRIALS: 9.5%
CAPITAL GOODS: 8.3%
General Electric Co. (United States)	1,439,400	$26,197,080
Koninklijke Philips Electronics NV (Netherlands)	407,600	13,069,467
Mitsubishi Electric Corp. (Japan)	1,942,700	17,849,816
Schneider Electric SA (France)	123,689	14,507,543
Tyco International, Ltd. (Switzerland)	375,300	14,355,225
Wienerberger AG(a) (Austria)	225,680	4,395,429

		90,374,560
TRANSPORTATION: 1.2%
FedEx Corp. (United States)	144,800	13,524,320

		103,898,880
INFORMATION TECHNOLOGY: 14.2%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT: 1.0%
Infineon Technologies AG(a) (Germany)	960,408	6,666,185
Maxim Integrated Products, Inc. (United States)	234,000	4,537,260

		11,203,445
SOFTWARE & SERVICES: 5.3%
AOL, Inc.(a) (United States)	446,069	11,276,624
Cadence Design Systems, Inc.(a) (United States)	1,124,000	7,485,840
Compuware Corp.(a) (United States)	291,400	2,447,760
EBay, Inc.(a) (United States)	415,900	11,208,505
Electronic Arts, Inc.(a) (United States)	437,300	8,160,018
Nintendo Co., Ltd. (Japan)	20,800	6,963,740
Symantec Corp.(a) (United States)	352,300	5,960,916
Synopsys, Inc.(a) (United States)	205,100	4,588,087

		58,091,490
TECHNOLOGY, HARDWARE & EQUIPMENT: 7.9%
Alcatel-Lucent(a) (France)	1,935,645	6,120,263
Hewlett-Packard Co. (United States)	547,800	29,115,570
Motorola, Inc.(a) (United States)	692,533	4,861,582
Nokia Oyj (Finland)	1,171,000	18,235,983
Telefonaktiebolaget LM Ericsson (Sweden)	477,700	5,034,619
Tyco Electronics, Ltd. (Switzerland)	418,800	11,508,624
Xerox Corp. (United States)	1,168,200	11,389,950

		86,266,591

		155,561,526
MATERIALS: 7.5%
Akzo Nobel NV (Netherlands)	174,300	9,933,478
Arkema (France)	274,716	10,170,352
Cemex SAB de CV ADR(a) (Mexico)	746,593	7,622,714
Domtar Corp.(a) (United States)	386,316	24,882,614
Lafarge SA (France)	200,308	14,095,452
Lanxess AG (Germany)	135,800	6,257,316
Norsk Hydro ASA(a) (Norway)	1,121,500	8,548,248

		81,510,174

	SHARES	VALUE
TELECOMMUNICATION SERVICES: 4.8%
PT Telekomunik Indonesia ADR (Indonesia)	267,300	$9,558,648
Sprint Nextel Corp.(a) (United States)	1,267,300	4,815,740
Telefonica SA ADR (Spain)	178,100	12,662,910
Telekom Austria AG (Austria)	12,100	169,149
Vodafone Group PLC ADR (United Kingdom)	1,070,400	24,929,616

		52,136,063

TOTAL COMMON STOCKS (Cost $892,803,501)		$1,035,792,094

PREFERRED STOCKS: 1.9%
CONSUMER DISCRETIONARY: 0.8%
MEDIA: 0.8%
Net Servicos de Comunicacao SA ADR(a) (Brazil)	652,700	8,452,465

ENERGY: 1.1%
Petroleo Brasileiro SA ADR (Brazil)	120,200	4,758,718
Ultrapar Participacoes SA ADR (Brazil)	147,800	7,157,954

		11,916,672

TOTAL PREFERRED STOCKS (Cost $11,205,217)		$20,369,137

SHORT-TERM INVESTMENTS: 3.5%

	PAR VALUE	VALUE
MONEY MARKET FUND: 0.3%
SSgA Prime Money Market Fund	$3,272,839	$3,272,839

REPURCHASE AGREEMENT: 3.2%
Fixed Income Clearing Corporation(b) 0.00%, 4/1/10, maturity value $34,669,000	34,669,000	34,669,000

TOTAL SHORT-TERM INVESTMENTS (Cost $37,941,839)		$37,941,839

TOTAL INVESTMENTS (Cost $941,950,557)	100.2%	$1,094,103,070
OTHER ASSETS LESS LIABILITIES	(0.2%)	(1,898,916)

NET ASSETS	100.0%	$1,092,204,154

(a)	Non-income producing
(b)	Repurchase agreement is collateralized by Federal Home Loan Bank 4.625%, 10/10/12 and Freddie Mac 2.00%, 11/5/12. Total collateral value is $35,364,750.

ADR: American Depositary Receipt

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 6

NOTES TO PORTFOLIO OF INVESTMENTS (unaudited)

Security valuation. The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Listed securities are valued at market, using the official quoted close price or the last sale on the date of determination on the principal exchange on which such securities are traded or, if not available, at the mean between the exchange listed bid and ask prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Security values are not discounted based on the size of the Fund’s position. Short-term securities are valued at amortized cost which approximates current value.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using prevailing exchange rates. As a result, the Fund’s net asset value (NAV) may be affected by changes in the value of currencies in relation to the U.S. dollar.

If market quotations are not readily available or if a security’s value has materially changed after the close of the security’s primary market but before the close of trading on the NYSE, the security is valued at fair value as determined in good faith by or at the direction of the Board of Trustees. The Fund may use fair value pricing in calculating its NAV when, for example, (i) the primary market for a security is closed or if trading of a security is suspended or limited, (ii) the Fund determines that the price provided by a pricing service is inaccurate or unreliable, or (iii) the Fund determines that a significant event affecting the value of a security has occurred before the close of the NYSE but after the close of the security’s primary market. An event is considered significant if there is both an affirmative expectation that the security’s value will materially change in response to the event and a reasonable basis for quantifying a resulting change in value. For securities that do not trade during NYSE hours, fair value determinations are based on analyses of market movements after the close of those securities’ primary markets, and include reviews of developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. Pricing services are used to obtain closing market prices and to compute certain fair value adjustments utilizing pricing models. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. In addition, fair values may not reflect the price that the Fund could obtain for a security if it were to dispose of that security at the time of pricing.

PAGE 7 ▪ DODGE & COX GLOBAL STOCK FUND

NOTES TO PORTFOLIO OF INVESTMENTS (unaudited)

Valuation measurements. Various inputs are used in determining the value of the Fund’s investments and other financial instruments. These inputs are summarized in the three broad levels listed below.

▪	Level 1: Quoted prices in active markets for identical securities
▪	Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, etc.)
▪	Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s holdings as of March 31, 2010:

Security Classification	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)	LEVEL 3 (Significant Unobservable Inputs)
Common Stocks(a)	$1,035,792,094	$—	$—
Preferred Stocks(a)	20,369,137	—	—
Short-term Investments
Money Market Fund	3,272,839	—	—
Repurchase Agreement	—	34,669,000	—

Total	$1,059,434,070	$34,669,000	$—

(a)

All common stocks and preferred stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks and preferred stocks by major industry classification, please refer to the Portfolio of Investments. Transfers during the period between Level 1 and Level 2 relate to the use of systematic fair valuation. On days when systematic fair valuation is used, non-US$ denominated securities move from a Level 1 to a Level 2 classification.

Security transactions. Security transactions are recorded on the trade date.

Income tax matters. At March 31, 2010, the cost of investments for federal income tax purposes was $945,104,529. Net unrealized appreciation aggregated $148,998,541, of which $186,994,083 represented appreciated securities and $37,995,542 represented depreciated securities.

Other. For more information please see the Fund’s most recent Prospectus and Annual Report on the Fund’s website www.dodgeandcox.com.

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 8

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PAGE 9 ▪ DODGE & COX GLOBAL STOCK FUND

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DODGE & COX GLOBAL STOCK FUND ▪ PAGE 10

OFFICERS AND TRUSTEES

John A. Gunn, Chairman & Trustee

Chairman, Dodge & Cox

Kenneth E. Olivier, President & Trustee

Chief Executive Officer & President, Dodge & Cox

Dana M. Emery, Senior Vice President & Trustee

Executive Vice President, Dodge & Cox

William F. Ausfahl, Independent Trustee

Former Chief Financial Officer and member of Board of Directors, The Clorox Company

L. Dale Crandall, Independent Trustee

Former President, Kaiser Foundation Health Plan and Hospitals

Thomas A. Larsen, Independent Trustee

Director, Howard, Rice, Nemerovski, Canady, Falk & Rabkin

John B. Taylor, Independent Trustee

Professor of Economics, Stanford University; Senior Fellow, Hoover Institute and

former Under Secretary for International Affairs, United States Treasury

Will C. Wood, Independent Trustee

Principal, Kentwood Associates, Financial Advisers

Charles F. Pohl, Senior Vice President

Senior Vice President & Chief Investment Officer, Dodge & Cox

Diana S. Strandberg, Senior Vice President

Vice President & Director of International Equity, Dodge & Cox

David H. Longhurst, Treasurer

Vice President & Assistant Treasurer, Dodge & Cox

Thomas M. Mistele, Secretary

Chief Operating Officer, Secretary & General Counsel, Dodge & Cox

Marcia P. Venegas, Chief Compliance Officer

Associate Chief Compliance Officer, Dodge & Cox

PAGE 11 ▪ DODGE & COX GLOBAL STOCK FUND

International Stock Fund

www.dodgeandcox.com

For Fund literature, transactions, and account information, please visit the Funds’ web site.

or write or call:

DODGE & COX FUNDS

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions, and portfolio holdings as of March 31, 2010, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions, and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

03/10 ISF QR       Printed on recycled paper

2010

First Quarter Report

March 31, 2010

International Stock Fund

ESTABLISHED 2001

TICKER:  DODFX

TO OUR SHAREHOLDERS

The Dodge & Cox International Stock Fund had a total return of 3.7% for the first quarter of 2010, compared to 0.9% for the MSCI EAFE (Europe, Australasia, Far East) Index. Please refer to page three for longer-term performance results. At quarter end, the Fund had net assets of $38.9 billion with a cash position of 1.7%.

MARKET COMMENTARY

Most equity markets across the world appreciated during the first quarter of 2010. Japan was an especially strong market, posting a return of 8.2%. The U.S. dollar appreciated against developed market currencies during the quarter, which had a negative effect on the Fund’s performance and the overall market in U.S dollar terms. For example, the MSCI EAFE was up 4.3% in local currency, but only appreciated 0.9% in U.S. dollars.

INVESTMENT STRATEGY

As we wrote in the Annual Report, we believe that continued economic development in the emerging markets will be the most significant driver of global economic growth in the years and decades to come. The Fund has meaningful exposure to this growth. By country of incorporation, 21.5% of the Fund is invested in 25 companies in emerging market countries. By geographic mix of revenue, 35.0% of the Fund is invested in 34 companies that derive the majority of their revenues from emerging market countries. These 34 companies are located all over the world, ranging from Finland and Japan in the developed world to Brazil and South Africa in the emerging markets. We do not have a numeric target for the Fund’s emerging market exposure. The exposure is entirely a result of our bottom-up approach that evaluates a company’s long-term fundamental outlook in relation to its valuation.

The global economy is in the midst of what may be one of the greatest transformations in modern history. Fueled by the adoption of free market economic principles and the flow of information via electronic communication, billions of people in the developing world are becoming active participants in a global, interconnected economy. The closest analogies to this transformation are the Industrial Revolution of the United States and Western Europe in the 19th century and the rebuilding of Germany and Japan after World War II. This process of emerging market growth started in the 1980s, with the opening of China and the fall of communism in the Soviet Bloc, and will likely continue for the next few decades. As we see in a number of countries like China, Brazil, and India, industrialization and urbanization are progressing at a rapid pace and are accompanied by rising per capita incomes and living standards.

As long-term investors, we participate in this opportunity utilizing the same investment approach that has served our firm’s clients well for nearly 80 years. We evaluate investment risks and opportunities on a company-by-company basis, taking into consideration company-specific factors such as its competitive position, growth prospects over the next three to five years, financial strength, and management quality. In addition, we consider external factors such as the degree to which the rule of law is enforced and the impact of government policies. These factors are all evaluated in relation to the company’s current valuation, which helps us understand how much optimism or concern is reflected in the stock price.

Over the past decade, we have devoted increasing effort and resources to finding investment opportunities driven by growth in the developing world. For example, we have expanded our research team and increased the number and scope of our team’s field trips to countries like China, Brazil, India, Russia, and Egypt. During the past year, we conducted several trips to China to identify investment candidates, to better understand the overall business environment, and to analyze the global implications of China’s economic growth across a variety of industries. In addition to visiting Chinese companies, we met with China-based executives of multinational companies like Philips1 to learn how they are adapting their products to the Chinese market. Most recently, we visited the Chinese operations of large Japanese companies to gauge their growth potential in the market and the challenges of operating as a foreign competitor. We also met with government officials and state-owned enterprises in the transportation industry to analyze how their growth ambitions could adversely affect the global supply and demand balance in the shipping industry.

As our team analyzes investment opportunities on a global basis, we find that companies whose profitability is driven by emerging market growth are not necessarily domiciled in the emerging markets. For example, Millicom International, incorporated in Luxembourg, operates wireless telecom networks throughout Africa and Latin America; and, BHP Billiton, the global mining company incorporated in both Australia and the United Kingdom, sells copper, iron ore, and coal to customers throughout the emerging markets, notably China, the world’s largest consumer of raw materials. Conversely, companies domiciled in the emerging markets are not necessarily beneficiaries of emerging market growth. For example, Cemex and LG Electronics, based in Mexico and South Korea, respectively, derive a significant portion of their revenues from the U.S. and Europe.

PAGE 1 ▪ DODGE & COX INTERNATIONAL STOCK FUND

For many companies based in the emerging markets, valuations have risen meaningfully, making it challenging to invest in certain markets such as China and India. Belle International Holdings is an example from the Fund. Though domiciled in Hong Kong, over 90% of its assets and revenues are in mainland China. The company is one of the largest ladies’ footwear manufacturers and distributors of sportswear in China, with six of the top ten ladies’ footwear brands and an entrepreneurial and experienced management team. The Fund was able to buy shares at an attractive valuation (~13 times trailing earnings) during the steep market downturn in the first quarter of 2009. Recently the shares traded at 24 times forward earnings, reflecting a high degree of optimism about Belle’s growth prospects. At this valuation, we thought there were more attractive opportunities elsewhere, and the Fund sold its shares.

There are still attractive opportunities in the emerging markets. One is MTN Group, the largest wireless telecom services provider in Africa. The company operates in 21 countries throughout Africa and the Middle East, including Nigeria, South Africa, Ghana, Uganda, Cameroon, and the Ivory Coast. MTN has leading share in most of its markets and has enjoyed meaningful revenue growth from the increasing penetration of wireless services in the region. We believe that the company’s experienced management team has a prudent perspective toward growth, which may include acquisitions and expansion into new countries. MTN’s valuation of 11 times forward earnings appears reasonable, particularly in light of the company’s growth prospects and potential cash flow generation.

IN CLOSING

Equity returns can be volatile, as demonstrated by the dramatic swings in market performance over the past couple years. For those with short-term cash needs, investing in the Fund or other equity investments may not be prudent. The role of equities in your portfolio is to seek a real return over the long term to counteract the purchasing power erosion caused by inflation. In the face of inevitable market volatility and the occasional market panic, maintaining this long-term perspective is essential.

Many companies with strong business franchises, excellent management teams, and attractive growth prospects are available at reasonable valuations. For these reasons, we remain optimistic about the prospects for long-term equity returns, and the Fund is nearly fully invested. Thank you for your continued confidence in our firm. As always, we welcome your comments and questions.

For the Board of Trustees,

John A. Gunn, Chairman	Diana S. Strandberg, Senior Vice President

May 6, 2010

[1]	We use this example to illustrate our investment process, not to imply that we think it is more attractive than the Fund’s other holdings.

FIRST QUARTER PERFORMANCE REVIEW

The Fund outperformed the MSCI EAFE by 2.8 percentage points during the quarter.

Key Contributors to Relative Results

▪

The Fund’s holdings and overweight position in both the Information Technology sector (up 15% versus up 12% for the MSCI EAFE sector) and the Consumer Electronics sub-industry (up 12% versus up 16% for the MSCI EAFE sub-industry) significantly helped the Fund’s performance. Notable performers included Nintendo (up 44%), Sony (up 34%), Infineon Technologies (up 25%), and Nokia (up 22%).

▪

The Fund’s holdings in the Financials sector (up 6% compared to down 1% for the MSCI EAFE sector) positively impacted performance. Barclays (up 23%), Kasikornbank (up 22%), and Standard Bank (up 13%) were key contributors.

▪	Additional contributors included Mitsubishi Electric (up 25%) and Volvo (up 17%).

Key Detractors from Relative Results

▪

The Fund’s holdings in the Materials sector (down 6%) hurt absolute and relative performance in comparison to the MSCI EAFE sector (up 2%). Key detractors included Lafarge (down 15%), Cemex (down 14%), and Norsk Hydro (down 9%).

▪

The Fund’s holdings and overweight position in the Health Care sector (down 4% compared to down 2% for the MSCI EAFE sector) detracted from overall results. Bayer (down 16%) and GlaxoSmithKline (down 7%) performed poorly.

▪	Selected additional detractors included Telefonica (down 15%) and HSBC Holdings (down 11%).

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 2

GROWTH OF $10,000 SINCE INCEPTION

FOR AN INVESTMENT MADE ON MAY 1, 2001

AVERAGE ANNUAL TOTAL RETURN

FOR PERIODS ENDED MARCH 31, 2010

	1 Year	3 Years	5 Years	Since Inception (5/1/01)
Dodge & Cox International Stock Fund	75.71%	(4.64)%	5.98%	9.10%
MSCI EAFE (Net)	54.42	(7.03)	3.75	4.10

Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Mutual fund performance changes over time and currently may be significantly lower than stated above. Performance is updated and published monthly. Visit the Fund’s web site at www.dodgeandcox.com or call 800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of any dividend and capital gain distributions, but have not been adjusted for any income taxes payable on these distributions. The MSCI EAFE Index (Net) is an unmanaged index of the world’s stock markets, excluding the United States. Index returns include dividends and/or interest income, unlike Fund returns, do not reflect fees or expenses Index returns include dividend income but, unlike Fund returns, do not reflect fees or expenses. Index returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties. Withholding rates applicable to the Fund may be lower.

MSCI EAFE is a service mark of MSCI Barra.

Risks: The Fund is subject to stock market risk, meaning stocks in the Fund may decline in value for extended periods due to the financial prospects of individual companies, or due to general market and economic conditions. Investing in non-U.S. securities may entail risk due to foreign economic and political developments; this risk may be increased when investing in emerging markets. Please read the prospectus for specific details regarding the Fund’s risk profile.

PAGE 3 ▪ DODGE & COX INTERNATIONAL STOCK FUND

FUND INFORMATION	March 31, 2010

GENERAL INFORMATION
Net Asset Value Per Share	$33.03
Total Net Assets (billions)	$38.9
Expense Ratio(a)	0.65%
2009 Portfolio Turnover Rate	21%
30-Day SEC Yield(b)	1.41%
Fund Inception	2001
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the International Investment Policy Committee, whose nine members’ average tenure at Dodge & Cox is 20 years.

PORTFOLIO CHARACTERISTICS	Fund	MSCI EAFE
Number of Stocks	94	952
Median Market Capitalization (billions)	$18	$7
Weighted Average Market Capitalization (billions)	$50	$50
Price-to-Earnings Ratio(c)	12.8x	13.6x
Countries Represented	27	21
Emerging Markets (Brazil, Czech Republic, India, Indonesia, Mexico, Russia, South Africa, South Korea, Thailand, Turkey)	21.5%	0.0%

TEN LARGEST HOLDINGS(d)	Fund
Naspers, Ltd. (South Africa)	3.7%
Novartis AG (Switzerland)	3.1
Vodafone Group PLC (United Kingdom)	3.0
GlaxoSmithKline PLC (United Kingdom)	2.7
Nokia Oyj (Finland)	2.6
HSBC Holdings PLC (United Kingdom)	2.5
Standard Chartered PLC (United Kingdom)	2.4
Schneider Electric SA (France)	2.4
Mitsubishi Electric Corp. (Japan)	2.3
Bayer AG (Germany)	2.2

ASSET ALLOCATION

REGION DIVERSIFICATION	Fund	MSCI EAFE
Europe (excluding United Kingdom)	46.8%	44.1%
United Kingdom	14.9	21.0
Japan	13.6	22.2
Pacific (excluding Japan)	6.9	12.7
Africa	6.6	0.0
Latin America	5.8	0.0
United States	3.7	0.0

SECTOR DIVERSIFICATION	Fund	MSCI EAFE
Financials	22.1%	25.3%
Consumer Discretionary	16.5	9.9
Health Care	13.2	8.1
Information Technology	12.4	5.3
Industrials	10.5	11.8
Materials	7.8	10.5
Energy	6.9	8.0
Telecommunication Services	6.6	5.5
Consumer Staples	1.9	10.0
Utilities	0.4	5.6

(a)	2009 expense ratio per Fund prospectus, dated May 1, 2010.
(b)	SEC yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
(c)	Price-to-earnings (P/E) ratios are calculated using 12-month forward earnings estimates.
(d)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell, or hold any particular security.

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 4

PORTFOLIO OF INVESTMENTS (unaudited)	March 31, 2010

COMMON STOCKS: 96.1%

	SHARES	VALUE
CONSUMER DISCRETIONARY: 15.8%
AUTOMOBILES & COMPONENTS: 3.2%
Bayerische Motoren Werke AG (Germany)	9,181,400	$423,861,472
Honda Motor Co., Ltd. ADR (Japan)	6,428,400	226,858,236
NGK Spark Plug Co., Ltd.(b) (Japan)	16,250,000	220,745,534
Yamaha Motor Co., Ltd.(a),(b) (Japan)	23,980,000	359,353,728

		1,230,818,970
CONSUMER DURABLES & APPAREL: 4.0%
Consorcio Ara SAB de CV(a),(b) (Mexico)	101,000,000	68,048,125
Corporacion Geo SAB de CV, Series B(a),(b) (Mexico)	47,605,400	144,390,052
LG Electronics, Inc. (South Korea)	4,397,487	446,958,332
Panasonic Corp. (Japan)	29,743,072	454,942,699
Sony Corp. (Japan)	11,837,600	453,295,625

		1,567,634,833
CONSUMER SERVICES: 0.8%
Accor SA (France)	5,748,568	318,025,977

MEDIA: 7.4%
Grupo Televisa SA ADR(b) (Mexico)	30,430,592	639,651,044
Liberty Global, Inc., Series A(a) (United States)	3,641,805	106,195,034
Liberty Global, Inc., Series C(a) (United States)	3,534,971	102,125,312
Naspers, Ltd.(b) (South Africa)	32,680,895	1,420,079,391
News Corp., Class A (United States)	34,244,892	493,468,894
Television Broadcasts, Ltd.(b) (Hong Kong)	27,299,300	131,499,349

		2,893,019,024
RETAILING: 0.4%
Li & Fung, Ltd. (Hong Kong)	30,746,000	151,071,887

		6,160,570,691
CONSUMER STAPLES: 1.9%
FOOD, BEVERAGE & TOBACCO: 1.8%
Anadolu Efes Biracilik ve Malt Sanayii AS(b) (Turkey)	28,306,443	298,404,275
Diageo PLC ADR (United Kingdom)	3,550,000	239,447,500
Tiger Brands, Ltd. (South Africa)	7,072,043	178,069,358

		715,921,133
HOUSEHOLD & PERSONAL PRODUCTS: 0.1%
Aderans Holdings Co., Ltd.(a),(b) (Japan)	3,537,000	41,956,712

		757,877,845
ENERGY: 5.4%
OAO Lukoil ADR (Russia)	10,006,500	567,368,550
Royal Dutch Shell PLC ADR (United Kingdom)	7,718,400	446,586,624
Schlumberger, Ltd. (United States)	11,649,596	739,283,362
Total SA (France)	6,182,000	358,871,019

		2,112,109,555

	SHARES	VALUE
FINANCIALS: 22.1%
BANKS: 14.9%
Bangkok Bank PCL Foreign (Thailand)	38,571,900	$164,021,532
Bangkok Bank PCL NVDR (Thailand)	5,075,000	20,639,013
Barclays PLC (United Kingdom)	54,819,731	299,729,568
Erste Group Bank AG (Austria)	4,000,000	168,020,919
Grupo Financiero Banorte SAB de CV (Mexico)	39,528,000	175,328,320
HSBC Holdings PLC (United Kingdom)	95,365,764	966,712,602
ICICI Bank, Ltd. (India)	15,195,668	323,240,070
ICICI Bank, Ltd. ADR (India)	1,750,000	74,725,000
Kasikornbank PCL Foreign (Thailand)	108,446,527	345,445,872
Mitsubishi UFJ Financial Group (Japan)	47,399,900	248,432,463
Royal Bank of Scotland Group PLC(a) (United Kingdom)	151,775,986	101,340,762
Standard Bank Group, Ltd. (South Africa)	44,929,417	706,903,887
Standard Chartered PLC (United Kingdom)	34,189,336	932,584,065
The Bank of Yokohama, Ltd. (Japan)	27,765,000	136,018,505
Unicredit SPA(a) (Italy)	255,864,430	755,963,717
Yapi ve Kredi Bankasi AS(a) (Turkey)	150,779,068	383,467,108

		5,802,573,403
DIVERSIFIED FINANCIALS: 2.5%
Credit Suisse Group AG (Switzerland)	11,913,000	614,066,341
Haci Omer Sabanci Holding AS (Turkey)	88,489,354	378,969,396

		993,035,737
INSURANCE: 3.2%
AEGON NV(a) (Netherlands)	64,063,421	438,693,360
Swiss Life Holding AG (Switzerland)	1,520,000	199,658,574
Swiss Reinsurance Co., Ltd. (Switzerland)	12,091,868	595,189,633

		1,233,541,567
REAL ESTATE: 1.5%
Hang Lung Group, Ltd. (Hong Kong)	51,796,500	274,184,390
Hang Lung Properties, Ltd. (Hong Kong)	72,179,000	290,510,191

		564,694,581

		8,593,845,288
HEALTH CARE: 13.2%
HEALTH CARE EQUIPMENT & SERVICES: 1.1%
Covidien PLC (Ireland)	5,649,974	284,080,693
Medipal Holdings Corp.(b) (Japan)	11,531,800	136,546,182

		420,626,875

PAGE 5 ▪ DODGE & COX INTERNATIONAL STOCK FUND

PORTFOLIO OF INVESTMENTS (unaudited)	March 31, 2010

COMMON STOCKS (continued)

	SHARES	VALUE
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES: 12.1%
Adcock Ingram Holdings, Ltd. (South Africa)	7,047,217	$55,535,988
Bayer AG (Germany)	12,912,000	873,375,113
GlaxoSmithKline PLC ADR (United Kingdom)	27,173,749	1,046,732,812
Novartis AG ADR (Switzerland)	22,220,000	1,202,102,000
Roche Holding AG (Switzerland)	4,958,000	804,076,252
Sanofi-Aventis (France)	10,028,709	747,564,034

		4,729,386,199

		5,150,013,074
INDUSTRIALS: 10.5%
CAPITAL GOODS: 9.0%
Koninklijke Philips Electronics NV (Netherlands)	23,235,000	745,017,315
Mitsubishi Electric Corp. (Japan)	95,446,600	876,977,531
Nexans SA (France)	932,619	79,496,025
Schneider Electric SA (France)	7,821,165	917,348,253
Toto, Ltd. (Japan)	1,664,000	11,337,769
Tyco International, Ltd. (Switzerland)	9,139,020	349,567,515
Volvo AB, Class B (Sweden)	28,957,200	291,352,599
Wienerberger AG (a),(b) (Austria)	12,335,026	240,241,652

		3,511,338,659
COMMERCIAL & PROFESSIONAL SERVICES: 0.7%
Brambles, Ltd. (Australia)	14,645,677	98,915,505
Experian PLC (United Kingdom)	15,463,626	152,177,254

		251,092,759
TRANSPORTATION: 0.8%
TNT NV (Netherlands)	11,095,180	318,146,626

		4,080,578,044
INFORMATION TECHNOLOGY: 12.4%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT: 1.8%
Infineon Technologies AG(a),(b) (Germany)	103,886,576	721,075,974

SOFTWARE & SERVICES: 0.7%
Nintendo Co., Ltd. (Japan)	835,000	279,553,963

TECHNOLOGY, HARDWARE & EQUIPMENT: 9.9%
Alcatel-Lucent(a) (France)	94,519,072	298,857,279
Brother Industries, Ltd.(b) (Japan)	23,101,000	279,218,419
Fujifilm Holdings Corp. (Japan)	8,736,100	300,890,384
Fujitsu, Ltd. (Japan)	83,508,000	546,656,284
Hitachi, Ltd.(a) (Japan)	32,158,000	120,046,444
Kyocera Corp. (Japan)	6,333,900	617,197,871
Nokia Oyj (Finland)	64,792,500	1,009,013,600
Telefonaktiebolaget LM Ericsson (Sweden)	45,943,000	484,206,617
Tyco Electronics, Ltd. (Switzerland)	6,657,617	182,951,315

		3,839,038,213

		4,839,668,150

	SHARES	VALUE
MATERIALS: 7.8%
Akzo Nobel NV (Netherlands)	5,348,485	$304,813,887
Arkema(b) (France)	6,326,687	234,222,364
BHP Billiton PLC (United Kingdom)	13,306,000	456,335,634
Cemex SAB de CV ADR(a) (Mexico)	36,105,882	368,641,055
Lafarge SA(b) (France)	12,164,291	855,987,651
Lanxess AG(b) (Germany)	8,729,784	402,246,106
Norsk Hydro ASA(a) (Norway)	32,634,600	248,746,026
Norsk Hydro ASA ADR(a) (Norway)	21,990,500	163,829,225

		3,034,821,948
TELECOMMUNICATION SERVICES: 6.6%
Bharti Airtel, Ltd. (India)	2,134,762	14,916,468
Millicom International Cellular SA (Luxembourg)	2,787,494	248,505,090
MTN Group, Ltd. (South Africa)	12,500,000	192,208,684
PT Telekomunik Indonesia ADR (Indonesia)	10,253,047	366,648,961
Telefonica SA ADR (Spain)	7,867,400	559,372,140
Telekom Austria AG (Austria)	361,248	5,049,970
Vodafone Group PLC ADR (United Kingdom)	50,250,000	1,170,322,500

		2,557,023,813
UTILITIES: 0.4%
CEZ AS (Czech Republic)	3,000,000	141,714,188

TOTAL COMMON STOCKS (Cost $37,787,584,675)		$37,428,222,596

PREFERRED STOCKS: 2.2%
CONSUMER DISCRETIONARY: 0.7%
MEDIA: 0.7%
Net Servicos de Comunicacao SA ADR(a) (Brazil)	21,130,988	273,646,294

ENERGY: 1.5%
Petroleo Brasileiro SA ADR (Brazil)	7,191,800	284,723,362
Ultrapar Participacoes SA ADR (Brazil)	5,914,832	286,455,314

		571,178,676
MATERIALS: 0.0%
Duratex SA (Brazil)	1,976,972	17,064,425

TOTAL PREFERRED STOCKS (Cost $348,312,632)		$861,889,395

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 6

PORTFOLIO OF INVESTMENTS (unaudited)	March 31, 2010

SHORT-TERM INVESTMENTS: 1.4%

	PAR VALUE	VALUE
MONEY MARKET FUND: 0.3%
SSgA Prime Money Market Fund	$116,410,755	$116,410,755

REPURCHASE AGREEMENT: 1.1%
Fixed Income Clearing Corporation(c) 0.00%, 4/1/10, maturity value $431,512,000	431,512,000	431,512,000

TOTAL SHORT-TERM INVESTMENTS (Cost $547,922,755)		$547,922,755

TOTAL INVESTMENTS (Cost $38,683,820,062)	99.7%	$38,838,034,746
OTHER ASSETS LESS LIABILITIES	0.3%	111,695,939

NET ASSETS	100.0%	$38,949,730,685

(a)	Non-income producing
(b)	See Notes to Portfolio of Investments regarding holdings of 5% voting securities
(c)

Repurchase agreement is collateralized by Fannie Mae 4.75%-6.25%, 12/15/10-2/1/11; Federal Farm Credit Bank 1.67%, 10/26/12; Federal Home Loan Bank 0.95%-4.625%, 11/30/10-2/18/11 and Freddie Mac 4.75%, 1/18/11. Total collateral value is $440,144,650.

(d)	Rounds to 0.0%

ADR: American Depositary Receipt

NVDR: Non-Voting Depositary Receipt

PAGE 7 ▪ DODGE & COX INTERNATIONAL STOCK FUND

NOTES TO PORTFOLIO OF INVESTMENTS (unaudited)

Security valuation. The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Listed securities are valued at market, using the official quoted close price or the last sale on the date of determination on the principal exchange on which such securities are traded or, if not available, at the mean between the exchange listed bid and ask prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Security values are not discounted based on the size of the Fund’s position. Short-term securities are valued at amortized cost which approximates current value.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using prevailing exchange rates. As a result, the Fund’s net asset value (NAV) may be affected by changes in the value of currencies in relation to the U.S. dollar.

If market quotations are not readily available or if a security’s value has materially changed after the close of the security’s primary market but before the close of trading on the NYSE, the security is valued at fair value as determined in good faith by or at the direction of the Board of Trustees. The Fund may use fair value pricing in calculating its NAV when, for example, (i) the primary market for a security is closed or if trading of a security is suspended or limited, (ii) the Fund determines that the price provided by a pricing service is inaccurate or unreliable, or (iii) the Fund determines that a significant event affecting the value of a security has occurred before the close of the NYSE but after the close of the security’s primary market. An event is considered significant if there is both an affirmative expectation that the security’s value will materially change in response to the event and a reasonable basis for quantifying a resulting change in value. For securities that do not trade during NYSE hours, fair value determinations are based on analyses of market movements after the close of those securities’ primary markets, and include reviews of developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. Pricing services are used to obtain closing market prices and to compute certain fair value adjustments utilizing pricing models. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. In addition, fair values may not reflect the price that the Fund could obtain for a security if it were to dispose of that security at the time of pricing.

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 8

NOTES TO PORTFOLIO OF INVESTMENTS (unaudited)

Valuation measurements. Various inputs are used in determining the value of the Fund’s investments and other financial instruments. These inputs are summarized in the three broad levels listed below.

▪	Level 1: Quoted prices in active markets for identical securities
▪	Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, etc.)
▪	Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s holdings as of March 31, 2010:

Security Classification	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)	LEVEL 3 (Significant Unobservable Inputs)
Common Stocks(a)	$37,428,222,596	$—	$—
Preferred Stocks(a)	861,889,395	—	—
Short-term Investments
Money Market Fund	116,410,755	—	—
Repurchase Agreement	—	431,512,000	—

Total	$38,406,522,746	$431,512,000	$—

(a)

All common stocks and preferred stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks and preferred stocks by major industry classification, please refer to the Portfolio of Investments. Transfers during the period between Level 1 and Level 2 relate to the use of systematic fair valuation. On days when systematic fair valuation is used, non-US$ denominated securities move from a Level 1 to a Level 2 classification.

Security transactions. Security transactions are recorded on the trade date.

Income tax matters. At March 31, 2010, the cost of investments for federal income tax purposes was $38,819,458,224. Net unrealized appreciation aggregated $18,576,522, of which $4,452,999,661 represented appreciated securities and $4,434,423,139 represented depreciated securities.

PAGE 9 ▪ DODGE & COX INTERNATIONAL STOCK FUND

NOTES TO PORTFOLIO OF INVESTMENTS (unaudited)

Holdings of 5% voting securities. Each of the companies listed below is considered to be an affiliate of the Fund because the Fund owned 5% or more of the company’s voting securities during the three-month period ended March 31, 2010. Transactions during the period in securities of affiliated companies were as follows:

	Shares at Beginning of Period	Additions	Reductions	Shares at End of Period	Dividend Income(a)		Value at End of Period
Aderans Holdings Co., Ltd. (Japan)	3,537,000	—	—	3,537,000	—	(b)	41,956,712
Anadolu Efes Biracilik ve Malt Sanayii AS (Turkey)	25,306,443	3,000,000	—	28,306,443	—		298,404,275
Arkema (France)	6,608,245	—	(281,558)	6,326,687	—		234,222,364
Brother Industries, Ltd. (Japan)	23,101,000	—	—	23,101,000	1,854,561		279,218,419
Consorcio Ara SAB de CV (Mexico)	113,420,000	—	(12,420,000)	101,000,000	—	(b)	68,048,125
Corporacion Geo SAB de CV, Series B (Mexico)	47,605,400	—	—	47,605,400	—	(b)	144,390,052
Grupo Televisa SA, ADR (Mexico)	30,430,592	—	—	30,430,592	—		639,651,044
Infineon Technologies AG (Germany)	103,886,576	—	—	103,886,576	—	(b)	721,075,974
Lafarge SA (France)	12,764,291	—	(600,000)	12,164,291	—		855,987,651
Lanxess AG (Germany)	8,729,784	—	—	8,729,784	—		402,246,106
Medipal Holdings Corp. (Japan)	12,426,600	—	(894,800)	11,531,800	1,067,711		136,546,182
Naspers, Ltd. (South Africa)	34,040,895	—	(1,360,000)	32,680,895	—		1,420,079,391
NGK Spark Plug Co., Ltd. (Japan)	16,250,000	—	—	16,250,000	896,884		220,745,534
Television Broadcasts, Ltd. (Hong Kong)	27,299,300	—	—	27,299,300	—		131,499,349
Wienerberger AG (Austria)	12,835,026	—	(500,000)	12,335,026	—	(b)	240,241,652
Yamaha Motor Co., Ltd. (Japan)	23,980,000	—	—	23,980,000	—	(b)	359,353,728

					$3,819,156		$6,193,666,558

(a)	Net of foreign taxes, if any
(b)	Non-income producing

Other. For more information please see the Fund’s most recent Prospectus and Annual Report on the Fund’s website www.dodgeandcox.com.

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 10

OFFICERS AND TRUSTEES

John A. Gunn, Chairman & Trustee

Chairman, Dodge & Cox

Kenneth E. Olivier, President & Trustee

Chief Executive Officer & President, Dodge & Cox

Dana M. Emery, Senior Vice President & Trustee

Executive Vice President, Dodge & Cox

William F. Ausfahl, Independent Trustee

Former Chief Financial Officer and member of Board of Directors, The Clorox Company

L. Dale Crandall, Independent Trustee

Former President, Kaiser Foundation Health Plan and Hospitals

Thomas A. Larsen, Independent Trustee

Director, Howard, Rice, Nemerovski, Canady, Falk & Rabkin

John B. Taylor, Independent Trustee

Professor of Economics, Stanford University; Senior Fellow, Hoover Institute and former Under Secretary for International Affairs, United States Treasury

Will C. Wood, Independent Trustee

Principal, Kentwood Associates, Financial Advisers

Charles F. Pohl, Senior Vice President

Senior Vice President & Chief Investment Officer, Dodge & Cox

Diana S. Strandberg, Senior Vice President

Vice President & Director of International Equity, Dodge & Cox

David H. Longhurst, Treasurer

Vice President & Assistant Treasurer, Dodge & Cox

Thomas M. Mistele, Secretary

Chief Operating Officer, Secretary & General Counsel, Dodge & Cox

Marcia P. Venegas, Chief Compliance Officer

Associate Chief Compliance Officer, Dodge & Cox

PAGE 11 ▪ DODGE & COX INTERNATIONAL STOCK FUND

Balanced Fund

www.dodgeandcox.com

For Fund literature, transactions, and account information, please visit the Funds’ web site.

or write or call:

DODGE & COX FUNDS

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions, and portfolio holdings as of March 31, 2010, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions, and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

03/10 BF QR       Printed on recycled paper

2010

First Quarter Report

March 31, 2010

Balanced Fund

ESTABLISHED 1931

TICKER:  DODBX

TO OUR SHAREHOLDERS

The Dodge & Cox Balanced Fund had a total return of 5.6% for the first quarter of 2010, compared to 4.0% for the Combined Index (a 60/40 blend of stocks and fixed income securities). Please refer to page three for longer-term performance results. At quarter end, the Fund’s net assets of $15.7 billion were invested in 72.8% common stocks, 25.1% fixed income securities, and 2.1% cash.

MARKET COMMENTARY

Improvement in U.S. economic conditions fueled investor optimism and drove continued demand for equities and higher-yielding bonds: these markets posted solid quarterly returns, with some intra-quarter volatility along the way. Remarkably strong fourth quarter U.S. gross domestic product (GDP) growth of 5.6% (annualized) was reported during the first quarter of this year. In addition, manufacturing and service sector activity improved, retail sales rose, and export growth continued. Even the labor market picture brightened, as employment growth resumed after nearly two years of declines. However, several headwinds remain, including an elevated 9.7% unemployment rate, uneven housing market activity, and still-tight credit conditions in certain sectors.

For the quarter, the S&P 500 returned 5.4%, while the BCAG returned 1.8%, led by the investment-grade corporate bond sector1 and Government-Sponsored Enterprise (GSE)-guaranteed2 Mortgage-Backed Securities (MBS). U.S. Treasury rates changed little, with earned income generating most of the Treasury sector’s 1.1% return.

INVESTMENT STRATEGY

Equity Portfolio

Our investment approach for the equity portion of the Fund remains focused on the long-term fundamental outlook and current valuation for each company in a diversified portfolio of stocks.

The global analysts on our research team make considerable effort to understand both the opportunities and risks for a company in relation to its valuation. We evaluate factors, such as competitive position and financial strength, that will contribute to a company’s range of potential sales, earnings, and cash flow outcomes over the next three to five years. Regulatory change is one example of an external variable that requires our attention over time. Health Care and Financials are two sectors where regulatory reform may dramatically change future profitability.

While the general terms of the U.S. health care reform law are known, the law will require significant interpretation as it is implemented over the next several years. One clear result of the law is that the U.S. government will be more involved in paying for health care. We have factored the major provisions of the law into our analysis of the Fund’s Health Care holdings.

At quarter end, 15% of the equity portion of the Fund was invested in pharmaceuticals. We estimate that provisions in the law will reduce earnings at pharmaceutical companies over the next several years. Longer term, the benefit of greater volumes should help offset the costs of the law for pharmaceutical companies, as the legislation should ultimately increase the population covered by insurance. In addition, we believe that companies will respond to this earnings pressure by cutting costs, offering new products, and expanding into overseas markets.

Two large global pharmaceutical firms, Novartis3 and Merck, are among the Fund’s ten largest equity holdings. With price-to-earnings (P/E) multiples of 10 to 11 times forward earnings and dividend yields approximating 4%, they illustrate the low expectations for pharmaceutical companies. Pharmaceutical stocks’ valuations are low due to concerns about patent expiry, pipeline disappointments, and regulatory reforms. However, we believe that the Fund’s pharmaceutical holdings can increase earnings by reducing expenses and potentially improving sales growth through significant investments in research and development. Finally, rapid growth in the emerging markets is becoming an increasingly important driver of future returns. Given our assessment of the risks and opportunities, we find the valuations in the pharmaceutical industry compelling.

Turning to financial services, regulatory reform in this area seems likely in the aftermath of the 2008–2009 financial crisis. Efforts by Congress have been underway for nearly a year and we are closely monitoring developments to understand their potential impact on the future growth and profitability of financial companies, especially banks. Among the most significant proposals being discussed, companies may be required to hold more capital, particularly when engaged in riskier lending activities, and to contribute to a bank failure fund.

Looking forward several years, we anticipate that the current cycle of higher-than-normal credit losses and unusually low short-term interest rates could begin to moderate. Lower credit losses would benefit portfolio holdings such as lenders Wells Fargo and Capital One. Higher short-term rates could benefit money market providers, including holdings Charles Schwab and Bank of New York Mellon, which are currently waiving a portion of their management fees.

Fixed Income Portfolio

We continue to position the fixed income portion of the Fund with significant weightings in corporate bonds and GSE-guaranteed MBS and have minimal exposure to the U.S. Treasury sector.

Corporate bonds remain attractive, despite an impressive return of nearly 24% for the sector over the last 12 months. This view is supported by historically reasonable valuations, a mending economy (a tailwind for corporate credit), and many companies’ generally solid balance sheets and liquidity positions. Furthermore, the securities of certain financial sector and lower-rated (e.g., BBB and lower) issuers4, in particular, offer attractive total return prospects. Market uncertainty remains high in

PAGE 1 ▪ DODGE & COX BALANCED FUND

these segments of the market and this uncertainty can depress valuations, creating potential opportunities. During the quarter, we initiated positions in Barclays and Kraft Foods, and we added to holdings of HCA and Time Warner Cable.

Another area of focus is the taxable municipal sector, particularly Build America Bonds (BABs). BABs are a growing segment of both the Fund and the BCAG. Created as part of last year’s Recovery Act, the BAB program provides a 35% interest subsidy from the U.S. Treasury to issuers of certain types of municipal debt and has been tremendously successful in facilitating issuance of municipal bonds. We made an initial investment in general obligation (GO) taxable municipal bonds issued by the State of California in the first quarter of 2009 and added to this position during the first quarter 2010. During the quarter we also initiated a position in BABs issued by the Los Angeles Unified School District (LAUSD). Notwithstanding the still-difficult economic environment faced by many states and municipalities and the State of California’s arduous budget process, we believe that these securities offer attractive long-term total return potential. For the State of California, the service of GO debt is a mandatory, continuously appropriated expenditure that is second in priority only to certain public education expenditures. Furthermore, GO debt service is backed by the full faith, credit, and taxing authority of the state. The LAUSD is the second largest school district in the country, serving 780,000 students across 28 cities. Voter-approved ad valorem property taxes generate the funds used to service the debt. The District is required to assess sufficient taxes to cover debt service, and its policy is to maintain appropriate reserves against uncertainty.

The fixed income portfolio’s Agency MBS weighting includes a significant position in higher-coupon MBS that are priced above par (i.e., “premium MBS”). Premium MBS have recently been hurt by Fannie Mae and Freddie Mac’s (the GSEs) policy change to resume purchases of seriously delinquent loans out of their guaranteed MBS. The various foreclosure and buyout moratoria put in place over the past two years allowed delinquent loans to accumulate within GSE MBS. With the policy reversion to purchasing delinquent loans, significant buyouts of the delinquent loan backlog are occurring in a very short period. To the MBS pool investor, these buyouts are experienced as prepayments at par, and the performance of many premium MBS has lagged as a result. Nevertheless, these securities have generated very strong returns compared to many alternatives over the past eighteen months.

With the delinquent loan backlog getting cleared quickly, and our expectations for reasonably stable cash flows from the remaining loans, we believe premium MBS are attractive. The ability of mortgage borrowers to refinance remains more restricted than one might predict given the low level of mortgage rates. This condition is the result of elevated levels of unemployment, reduced equity positions in homes, tighter lending standards, and decreased mortgage origination capacity and competition.

Turning to the duration5 positioning, we have maintained a below-market, “defensive” duration, largely achieved through avoiding intermediate- and long-maturity U.S. Treasuries. This defensive positioning is buttressed by the portfolio’s modest yield advantage over the BCAG, which is an outgrowth of security-specific investment decisions we make within, and our greater overall emphasis on, the higher-yielding Credit and Agency MBS areas. In this way, we are able to enhance the portfolio’s defensive duration position with a potentially higher income stream, both of which would be advantageous in a period of rising rates.

IN CLOSING

Given the still reasonable level of valuations today and the long-term prospects for economic growth in the U.S. and around the world, the potential for equity returns is attractive. In contrast, our expectations for fixed income returns are very modest for the near future. The Fund’s higher weighting in equities reflects our three-to-five year relative outlook.

Thank you for the continued confidence you have placed in our firm. As always, we welcome your comments and questions.

For the Board of Trustees,

John A. Gunn, Chairman	Kenneth E. Olivier, President

May 6, 2010

[1]	Sector returns as calculated and reported by Barclays Capital.
[2]	The U.S. Government does not guarantee the Fund’s shares, yield, or net asset value. The guarantee does not eliminate market risk.
[3]	We use these examples to illustrate our investment process, not to imply that we think these are more attractive than the Fund’s other holdings.
[4]	Lower quality debt securities generally have less liquidity and greater market risk and price volatility.
[5]	Duration is a measure of a bond’s price sensitivity to changes in interest rates.

Risks: The Fund is subject to stock market risk, meaning stocks in the Fund may decline in value for extended periods due to the financial prospects of individual companies, or due to general market and economic conditions. The Fund also invests in individual bonds whose yields and market values fluctuate, so that your investment may be worth more or less than its original cost. Bond investments are subject to interest rate risk, credit risk, and prepayment risk, all of which could have adverse effects on the value of the Fund. Please read the prospectus for specific details regarding the Fund’s risk profile.

DODGE & COX BALANCED FUND ▪ PAGE 2

FIRST QUARTER PERFORMANCE REVIEW

The Fund outperformed the Combined Index by 1.6 percentage points during the quarter. The Fund’s higher-than-Index allocation to equities (72.8% at quarter end) benefited returns, given strong equity returns.

EQUITY PORTFOLIO

▪

Relative returns from holdings in the Consumer Discretionary sector (up 15% versus up 10% for the S&P 500 sector), combined with a higher average weighting in the sector (17% versus 10%), contributed to results. Liberty Interactive (up 41%) and Sony (up 32%) performed well.

▪	Relative returns from holdings in the Information Technology sector (up 4% versus up 2% for the S&P 500 sector) had a positive effect. Xerox (up 16%) and eBay (up 15%) were strong performers.
▪	Additional contributors included General Electric (up 21%), Wells Fargo (up 16%), Baker Hughes (up 16%), and FedEx (up 12%).
▪

Weak returns from holdings in the Health Care sector (flat versus up 3% for the S&P 500 sector), in combination with a higher average weighting (23% versus 13% for the S&P 500 sector), detracted from performance. Boston Scientific (down 20%), GlaxoSmithKline (down 7%), and Pfizer (down 5%) were notably weak.

▪	Additional detractors included Cemex (down 14%), Motorola (down 10%), HSBC (down 10%), and Computer Sciences Corp. (down 5%).

FIXED INCOME PORTFOLIO

▪

The Corporate sector overweight (52% versus 19% for the BCAG sector at the beginning of the quarter) added modestly to relative returns as corporate bonds continued to outperform other major market sectors. In addition, many individual holdings performed well, including retailers Dillard’s and Macy’s and insurers AIG, Cigna, and Unum Group, though this was offset slightly by poor performance from Boston Scientific.

▪	The State of California taxable municipal bonds performed strongly as market conditions improved and tax revenues were better than expected.
▪	The portfolio’s nominal yield advantage aided relative returns.
▪

Certain Agency MBS holdings (e.g., premium coupon Freddie Mac MBS) performed poorly. Valuations and cashflows for premium coupon MBS were volatile following the buyout announcements by Fannie Mae and Freddie Mac; we expect continued volatility into the second quarter.

GROWTH OF $10,000 OVER 10 YEARS

FOR AN INVESTMENT MADE ON MARCH 31, 2000

AVERAGE ANNUAL TOTAL RETURN

FOR PERIODS ENDED MARCH 31, 2010

	1 Year	5 Years	10 Years	20 Years

Dodge & Cox Balanced Fund	51.17%	2.15%	6.65%	9.91%
Combined Index	31.65	3.64	2.41	8.34
S&P 500	49.75	1.92	(0.65)	8.66
BCAG	7.70	5.44	6.29	7.15

Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Mutual fund performance changes over time and currently may be significantly lower than stated above. Performance is updated and published monthly. Visit the Fund’s web site at www.dodgeandcox.com or call 800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions. Index returns include dividends and/or interest income and, unlike Fund returns, do not reflect fees or expenses. The Combined Index reflects an unmanaged portfolio (rebalanced monthly) of 60% of the Standard & Poor’s 500 Index (S&P 500), which is a widely recognized, unmanaged index of common stock prices, and 40% of the Barclays Capital Aggregate Bond Index (BCAG), which is a widely recognized, unmanaged index of U.S. dollar-denominated investment-grade fixed-income securities. The Fund may, however, invest up to 75% of its total assets in stocks.

Standard & Poor’s and S&P 500® are trademarks of The McGraw-Hill Companies, Inc.

Barclays Capital® is a trademark of Barclays PLC.

PAGE 3 ▪ DODGE & COX BALANCED FUND

FUND INFORMATION	March 31, 2010

GENERAL INFORMATION
Net Asset Value Per Share	$67.19
Total Net Assets (billions)	$15.7
30-Day SEC Yield(a)	1.76%
Expense Ratio(b)	0.53%
2009 Portfolio Turnover Rate	19%
Fund Inception	1931
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the Investment Policy Committee, whose nine members’ average tenure at Dodge & Cox is 24 years, and by the Fixed Income Investment Policy Committee, whose ten members’ average tenure is 15 years.

STOCK PORTFOLIO (72.8%)	Fund
Number of Stocks	84
Median Market Capitalization (billions)	$19
Price-to-Earnings Ratio(c)	13.6x
Foreign Stocks(d)	14.0%

SECTOR DIVERSIFICATION (FIVE LARGEST)
Information Technology	15.3%
Health Care	15.3
Consumer Discretionary	13.3
Financials	11.1
Energy	6.8

TEN LARGEST STOCKS(e)
Hewlett-Packard Co.	3.6%
Wells Fargo & Co.	2.7
Comcast Corp.	2.5
Capital One Financial Corp.	2.5
Schlumberger, Ltd.	2.4
Merck & Co., Inc.	2.4
Novartis AG (Switzerland)	2.3
General Electric Co.	2.3
News Corp.	2.0
GlaxoSmithKline PLC (United Kingdom)	1.9

ASSET ALLOCATION

FIXED INCOME PORTFOLIO (25.1%)	Fund
Number of Fixed Income Securities	254
Effective Maturity	7.1 years
Effective Duration	4.4 years

SECTOR DIVERSIFICATION
U.S. Treasury & Government Related	1.8%
Mortgage-Related Securities	11.0
Asset-Backed Securities	0.0
Corporate	12.3

CREDIT QUALITY(f)
U.S. Government & Government Related	11.9%
Aaa	0.0	(g)
Aa	1.9
A	1.5
Baa	5.7
Ba	1.7
B	1.8
Caa	0.6
Ca	0.0
C	0.0	(g)

CORPORATE ISSUERS (FIVE LARGEST)(e)
Ford Motor Credit Co.	0.8%
Burlington Northern Santa Fe Corp.	0.6
Bank of America Corp.	0.6
GMAC, Inc.	0.6
Xerox Corp.	0.6

(a)	SEC yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
(b)	2009 expense ratio per Fund prospectus, dated May 1, 2010.
(c)	Price-to-earnings (P/E) ratio is calculated using 12-month forward earnings estimates.
(d)	Foreign stocks are U.S. dollar-denominated.
(e)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell, or hold any particular security.

(f)

The Fund’s credit quality distribution is calculated using ratings from Moody’s Investor Services. If no Moody’s rating is available, the lower of the Standard & Poor’s or Fitch rating is used. The credit quality of the investments in the portfolio does not apply to the stability or safety of the Fund or its shares.

(g)	Rounds to 0.0%.

DODGE & COX BALANCED FUND ▪ PAGE 4

PORTFOLIO OF INVESTMENTS (unaudited)	March 31, 2010

COMMON STOCKS: 72.8%

	SHARES	VALUE
CONSUMER DISCRETIONARY: 13.3%
CONSUMER DURABLES & APPAREL: 2.3%
Panasonic Corp. ADR(b) (Japan)	8,792,228	$134,696,933
Sony Corp. ADR(b) (Japan)	5,685,900	217,883,688

		352,580,621
MEDIA: 8.3%
Comcast Corp., Class A	20,827,374	391,971,179
DIRECTV, Class A(a)	611,802	20,685,026
DISH Network Corp., Class A(a)	1,764,665	36,740,325
Interpublic Group of Companies, Inc.(a)	5,846,800	48,645,376
Liberty Global, Inc., Series A(a)	258,521	7,538,472
Liberty Global, Inc., Series C(a)	382,368	11,046,611
Liberty Starz, Series A(a)	70,907	3,877,195
News Corp., Class A	21,677,300	312,369,893
Time Warner Cable, Inc.	3,288,283	175,298,367
Time Warner, Inc.	9,528,466	297,955,132

		1,306,127,576
RETAILING: 2.7%
CarMax, Inc.(a)	2,100,600	52,767,072
Home Depot, Inc.	5,540,392	179,231,681
Liberty Interactive, Series A(a)	9,039,750	138,398,572
Macy’s, Inc.	2,681,266	58,371,161

		428,768,486

		2,087,476,683
CONSUMER STAPLES: 1.5%
FOOD & STAPLES RETAILING: 1.2%
Wal-Mart Stores, Inc.	1,793,600	99,724,160
Walgreen Co.	2,276,699	84,442,766

		184,166,926
FOOD, BEVERAGE & TOBACCO: 0.3%
Diageo PLC ADR(b) (United Kingdom)	800,000	53,960,000

		238,126,926
ENERGY: 6.8%
Baker Hughes, Inc.	4,371,710	204,770,896
Chevron Corp.	2,215,579	168,007,356
Occidental Petroleum Corp.	3,154,600	266,689,884
Royal Dutch Shell PLC ADR(b) (United Kingdom)	800,127	44,271,027
Schlumberger, Ltd.	6,030,121	382,671,479

		1,066,410,642
FINANCIALS: 11.1%
BANKS: 5.0%
BB&T Corp.	3,516,484	113,898,917
HSBC Holdings PLC ADR(b) (United Kingdom)	1,820,561	92,284,237
SunTrust Banks, Inc.	3,505,890	93,922,793
U.S. Bancorp	2,442,600	63,214,488
Wells Fargo & Co.	13,527,506	420,975,987

		784,296,422

	SHARES	VALUE
DIVERSIFIED FINANCIALS: 4.8%
Bank of New York Mellon Corp.	5,302,275	$163,734,252
Capital One Financial Corp.	9,332,659	386,465,409
Charles Schwab Corp.	2,100,000	39,249,000
Credit Suisse Group AG ADR(b) (Switzerland)	419,200	21,538,496
Legg Mason, Inc.	1,519,300	43,558,331
SLM Corp.(a)	7,910,100	99,034,452

		753,579,940
INSURANCE: 1.3%
AEGON NV(a),(b) (Netherlands)	9,703,152	66,078,465
Genworth Financial, Inc., Class A(a)	1,904,200	34,923,028
Loews Corp.	911,708	33,988,474
The Travelers Companies, Inc.	1,407,119	75,899,999

		210,889,966

		1,748,766,328
HEALTH CARE: 15.3%
HEALTH CARE EQUIPMENT & SERVICES: 4.1%
Boston Scientific Corp.(a)	16,438,300	118,684,526
CareFusion Corp.(a)	3,172,050	83,837,281
Covidien PLC(b) (Ireland)	1,468,700	73,846,236
Medtronic, Inc.	1,410,200	63,501,306
UnitedHealth Group, Inc.	4,046,500	132,199,155
WellPoint, Inc.(a)	2,721,500	175,210,170

		647,278,674
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES: 11.2%
Amgen, Inc.(a)	4,389,400	262,310,544
GlaxoSmithKline PLC ADR(b) (United Kingdom)	7,914,400	304,862,688
Merck & Co., Inc.	10,186,875	380,479,781
Novartis AG ADR(b) (Switzerland)	6,808,300	368,329,030
Pfizer, Inc.	14,320,517	245,596,867
Sanofi-Aventis ADR(b) (France)	5,390,400	201,385,344

		1,762,964,254

		2,410,242,928
INDUSTRIALS: 5.9%
CAPITAL GOODS: 3.6%
Caterpillar, Inc.	638,400	40,123,440
Eaton Corp.	877,000	66,450,290
General Electric Co.	19,784,600	360,079,720
Koninklijke Philips Electronics NV(b) (Netherlands)	335,700	10,749,114
Tyco International, Ltd.(b) (Switzerland)	2,285,434	87,417,850

		564,820,414
COMMERCIAL & PROFESSIONAL SERVICES: 0.5%
Dun & Bradstreet Corp.	26,800	1,994,456
Pitney Bowes, Inc.	3,072,350	75,118,958

		77,113,414

PAGE 5 ▪ DODGE & COX BALANCED FUND

PORTFOLIO OF INVESTMENTS (unaudited)	March 31, 2010

COMMON STOCKS (continued)

	SHARES	VALUE
TRANSPORTATION: 1.8%
FedEx Corp.	3,094,554	$289,031,344

		930,965,172
INFORMATION TECHNOLOGY: 15.3%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT: 0.8%
Maxim Integrated Products, Inc.	6,294,000	122,040,660

SOFTWARE & SERVICES: 5.6%
AOL, Inc.(a)	1,693,306	42,806,776
Autodesk, Inc.(a)	507,043	14,917,205
BMC Software, Inc.(a)	1,974,160	75,018,080
Cadence Design Systems, Inc.(a)	9,515,800	63,375,228
Citrix Systems, Inc.(a)	2,209,310	104,875,946
Computer Sciences Corp.(a)	1,754,900	95,624,501
Compuware Corp.(a)	6,789,888	57,035,059
EBay, Inc.(a)	7,199,900	194,037,305
Electronic Arts, Inc.(a)	3,915,680	73,066,589
Symantec Corp.(a)	4,934,000	83,483,280
Synopsys, Inc.(a)	3,383,652	75,692,295

		879,932,264
TECHNOLOGY, HARDWARE & EQUIPMENT: 8.9%
Hewlett-Packard Co.	10,709,212	569,194,618
Hitachi, Ltd. ADR(a),(b) (Japan)	1,876,145	69,773,833
Molex, Inc.	781,600	16,304,176
Molex, Inc., Class A	2,469,828	43,592,464
Motorola, Inc.(a)	36,043,700	253,026,774
Nokia Corp. ADR(b) (Finland)	3,712,700	57,695,358
Telefonaktiebolaget LM Ericsson ADR(b) (Sweden)	6,072,200	63,333,046
Tyco Electronics, Ltd.(b) (Switzerland)	5,078,500	139,557,180
Xerox Corp.	20,245,150	197,390,212

		1,409,867,661

		2,411,840,585
MATERIALS: 1.8%
Cemex SAB de CV ADR(a),(b) (Mexico)	4,015,783	41,001,144
Domtar Corp.(a)	437,491	28,178,795
Dow Chemical Co.	6,516,254	192,685,631
Vulcan Materials Co.	336,756	15,908,354

		277,773,924
TELECOMMUNICATION SERVICES: 1.8%
Sprint Nextel Corp.(a)	37,874,100	143,921,580
Vodafone Group PLC ADR(b) (United Kingdom)	6,216,698	144,786,896

		288,708,476

TOTAL COMMON STOCKS (Cost $10,789,907,231)		$11,460,311,664

FIXED INCOME SECURITIES: 25.1%

	PAR VALUE	VALUE
U.S. TREASURY AND GOVERNMENT RELATED: 1.8%
U.S. TREASURY: 0.5%
U.S. Treasury Note
1.25%, 11/30/10	$81,700,000	$82,201,066

GOVERNMENT RELATED: 1.3%
Arkansas Dev. Fin. Auth. GNMA Guaranteed Bonds
9.75%, 11/15/14	1,284,676	1,386,859
California Taxable General Obligation
5.45%, 4/1/15	14,510,000	15,131,318
7.50%, 4/1/34	28,825,000	29,743,076
5.65%, 4/1/39	4,960,000	5,161,227
7.55%, 4/1/39	43,350,000	44,818,265
7.30%, 10/1/39	17,000,000	17,060,180
7.625%, 3/1/40	5,500,000	5,726,435
Los Angeles Unified School District Taxable General Obligation
6.758%, 7/1/34	19,000,000	19,642,960
Small Business Administration—504 Program
Series 96-20L, 6.70%, 12/1/16	1,104,042	1,204,640
Series 97-20F, 7.20%, 6/1/17	1,669,500	1,836,578
Series 97-20I, 6.90%, 9/1/17	1,978,230	2,175,254
Series 98-20D, 6.15%, 4/1/18	2,682,895	2,905,872
Series 98-20I, 6.00%, 9/1/18	1,677,340	1,813,278
Series 99-20F, 6.80%, 6/1/19	2,134,836	2,327,045
Series 00-20D, 7.47%, 4/1/20	6,542,762	7,166,683
Series 00-20E, 8.03%, 5/1/20	2,767,210	3,072,847
Series 00-20G, 7.39%, 7/1/20	3,412,938	3,746,586
Series 00-20I, 7.21%, 9/1/20	2,203,133	2,406,761
Series 01-20E, 6.34%, 5/1/21	7,129,043	7,711,749
Series 01-20G, 6.625%, 7/1/21	5,600,426	6,094,796
Series 03-20J, 4.92%, 10/1/23	14,687,247	15,470,635
Series 07-20F, 5.71%, 6/1/27	9,972,064	10,790,520

		207,393,564

		289,594,630
MORTGAGE-RELATED SECURITIES: 11.0%
FEDERAL AGENCY CMO & REMIC: 2.0%
Dept. of Veterans Affairs
Trust 1995-1A 1, 7.214%, 2/15/25	949,508	1,044,459
Trust 1995-2C 3A, 8.793%, 6/15/25	397,974	451,949
Fannie Mae
Trust 2001-T5 A3, 7.50%, 6/19/30	1,152,221	1,307,771
Trust 2002-33 A1, 7.00%, 6/25/32	3,598,665	4,026,007
Trust 2002-86, 6.00%, 8/25/32	14,646,201	15,644,798
Trust 2005-W4 1A2, 6.50%, 8/25/35	20,921,434	22,935,122
Trust 2001-T7 A1, 7.50%, 2/25/41	3,442,435	3,821,102
Trust 2001-T8 A1, 7.50%, 7/25/41	3,791,912	4,322,779
Trust 2001-T4 A1, 7.50%, 7/25/41	3,103,443	3,537,925
Trust 2001-W3 A, 7.00%, 9/25/41	2,932,960	3,310,578
Trust 2001-T10 A2, 7.50%, 12/25/41	3,723,144	4,175,878
Trust 2002-W6 2A1, 7.00%, 6/25/42	3,436,422	3,827,315
Trust 2002-W8 A2, 7.00%, 6/25/42	3,988,992	4,442,740

DODGE & COX BALANCED FUND ▪ PAGE 6

PORTFOLIO OF INVESTMENTS (unaudited)	March 31, 2010

FIXED INCOME SECURITIES (continued)

	PAR VALUE	VALUE
Trust 2003-W2 1A1, 6.50%, 7/25/42	$7,191,451	$7,883,629
Trust 2003-W2 1A2, 7.00%, 7/25/42	3,027,136	3,371,472
Trust 2003-W4 4A, 7.50%, 10/25/42	4,294,031	4,895,195
Trust 2004-T1 1A2, 6.50%, 1/25/44	7,010,504	7,685,265
Trust 2004-W2 5A, 7.50%, 3/25/44	13,748,311	15,673,074
Trust 2004-W8 3A, 7.50%, 6/25/44	1,976,920	2,233,919
Trust 2009-11 MP, 7.00%, 3/25/49	88,724,452	94,587,355
Freddie Mac
Series 2100 GS, 6.50%, 12/15/13	2,807,216	2,981,820
Series 2430 UC, 6.00%, 9/15/16	2,534,902	2,578,033
Series 1078 GZ, 6.50%, 5/15/21	669,054	712,789
Series (GN) 16 PK, 7.00%, 8/25/23	8,091,878	8,808,569
Series T-48 1A4, 5.538%, 7/25/33	54,947,799	58,596,673
Series T-051 1A, 6.50%, 9/25/43	356,894	387,955
Series T-59 1A1, 6.50%, 10/25/43	21,849,695	24,035,346

		307,279,517
FEDERAL AGENCY MORTGAGE PASS-THROUGH: 9.0%
Fannie Mae, 10 Year
6.00%, 1/1/12-4/1/12	5,325,892	5,651,168
Fannie Mae, 15 Year
6.00%, 7/1/16-3/1/22	44,958,161	48,698,348
6.50%, 1/1/13-11/1/18	68,938,788	74,350,199
7.00%, 7/1/11-11/1/18	5,152,687	5,456,391
7.50%, 9/1/15-8/1/17	24,440,802	26,769,579
Fannie Mae, 20 Year
6.50%, 1/1/22-10/1/26	16,515,375	17,886,818
Fannie Mae, 30 Year
5.50%, 6/1/36-12/1/39	130,480,872	138,461,674
6.00%, 9/1/36-1/1/39	328,209,371	352,044,932
6.50%, 12/1/28-11/1/37	263,821,404	286,801,801
7.00%, 4/1/37-8/1/37	89,673,537	99,524,121
Fannie Mae, Hybrid ARM
2.136%, 1/1/35	6,990,013	7,182,609
2.601%, 12/1/34	10,903,138	11,043,894
3.001%, 1/1/35	5,251,952	5,407,298
3.697%, 8/1/35	7,228,763	7,521,685
4.778%, 9/1/34	7,586,448	7,864,657
Fannie Mae, Multifamily DUS
Pool 555728, 4.02%, 8/1/13	317,582	332,955
Pool 555162, 4.826%, 1/1/13	14,130,942	15,037,962
Pool 760762, 4.89%, 4/1/12	15,745,000	16,567,465
Pool 555316, 4.918%, 2/1/13	4,162,738	4,389,684
Pool 735387, 4.921%, 4/1/15	11,587,115	12,441,843
Pool 555148, 4.977%, 1/1/13	3,567,968	3,793,694
Pool 555806, 5.098%, 10/1/13	2,463,761	2,653,839
Pool 461628, 5.32%, 4/1/14	9,755,248	10,633,528
Pool 462086, 5.355%, 11/1/15	20,018,908	21,774,732
Pool 545316, 5.629%, 12/1/11	4,481,219	4,737,218
Pool 545685, 5.876%, 4/1/12	11,271,892	11,782,643
Pool 545387, 5.884%, 1/1/12	5,078,255	5,400,477
Pool 545258, 5.942%, 11/1/11	832,265	874,647
Freddie Mac, Hybrid ARM
4.162%, 5/1/34	8,980,900	9,265,664

	PAR VALUE	VALUE
Freddie Mac Gold, 15 Year
6.00%, 10/1/13-10/1/18	$21,853,243	$23,408,757
6.50%, 7/1/14-3/1/18	28,708,216	30,974,673
7.00%, 4/1/15	75,301	78,886
7.75%, 7/25/21	1,069,058	1,202,819
Freddie Mac Gold, 20 Year
6.50%, 10/1/26	28,311,366	30,803,173
Freddie Mac Gold, 30 Year
6.50%, 9/1/18-4/1/33	36,453,185	40,413,457
7.00%, 11/1/37-9/1/38	66,349,215	73,703,610
7.47%, 3/17/23	285,369	319,618
8.50%, 1/1/23	8,052	8,872
Ginnie Mae, 30 Year
7.50%, 11/15/24-10/15/25	2,873,163	3,234,108
7.97%, 4/15/20-1/15/21	1,603,631	1,812,838

		1,420,312,336
PRIVATE LABEL CMO & REMIC SECURITIES: 0.0%(e)
Union Planters Mortgage Finance Corp.
Series 2000-1 A1, 7.70%, 12/25/24	2,438,538	2,475,614

		1,730,067,467
CORPORATE: 12.3%
FINANCIALS: 5.0%
American International Group, Inc.
8.25%, 8/15/18	28,335,000	29,731,349
Bank of America Corp.
5.30%, 3/15/17	41,040,000	40,625,537
7.625%, 6/1/19	6,000,000	6,863,178
8.00%, 12/15/26(c)	16,960,000	17,044,800
6.625%, 5/23/36(c)	33,500,000	30,602,753
Barclays PLC(b) (United Kingdom)
5.125%, 1/8/20	40,985,000	40,413,997
Boston Properties, Inc.
6.25%, 1/15/13	14,335,000	15,536,875
5.625%, 4/15/15	28,825,000	30,431,129
5.00%, 6/1/15	2,825,000	2,895,328
Capital One Financial Corp.
6.75%, 9/15/17	44,585,000	49,267,005
CIGNA Corp.
8.50%, 5/1/19	7,330,000	8,885,785
7.65%, 3/1/23	9,525,000	10,788,548
7.875%, 5/15/27	12,675,000	14,119,671
8.30%, 1/15/33	8,845,000	9,914,281
6.15%, 11/15/36	5,375,000	5,239,851
Citigroup, Inc.
6.125%, 11/21/17	58,380,000	60,053,755
General Electric Co.
0.379%, 11/1/12	35,640,000	34,932,831
GMAC, Inc.
6.875%, 9/15/11	91,380,000	92,864,925
Health Net, Inc.
6.375%, 6/1/17	18,250,000	16,972,500

PAGE 7 ▪ DODGE & COX BALANCED FUND

PORTFOLIO OF INVESTMENTS (unaudited)	March 31, 2010

FIXED INCOME SECURITIES (continued)

	PAR VALUE	VALUE
HSBC Holdings PLC(b) (United Kingdom)
6.50%, 5/2/36	$18,955,000	$19,532,654
6.50%, 9/15/37	8,940,000	9,267,043
JPMorgan Chase & Co.(c)
8.75%, 9/1/30	27,542,000	32,011,901
5.85%, 8/1/35	5,820,000	5,241,690
Kaupthing Bank HF(b),(d),(g) (Iceland)
7.125%, 5/19/16	65,060,000	6,506
SLM Corp.
8.45%, 6/15/18	39,255,000	39,700,976
Travelers Cos., Inc.
5.00%, 3/15/13	9,530,000	10,235,963
6.25%, 6/20/16	9,515,000	10,489,812
Unum Group
7.625%, 3/1/11	8,236,000	8,570,612
6.85%, 11/15/15(d)	9,970,000	10,586,585
7.19%, 2/1/28	8,305,000	7,168,082
7.25%, 3/15/28	11,855,000	11,488,550
6.75%, 12/15/28	11,368,000	10,660,524
WellPoint, Inc.
5.00%, 12/15/14	12,770,000	13,631,413
5.25%, 1/15/16	39,085,000	41,205,596
Wells Fargo & Co.
6.00%, 11/15/17	30,195,000	32,728,179

		779,710,184
INDUSTRIALS: 5.8%
Boston Scientific Corp.
5.45%, 6/15/14	18,940,000	19,072,220
6.25%, 11/15/15	1,055,000	1,072,435
6.40%, 6/15/16	21,405,000	21,829,911
Comcast Corp.
5.85%, 11/15/15	25,895,000	28,374,498
5.90%, 3/15/16	3,110,000	3,397,327
6.30%, 11/15/17	5,865,000	6,461,863
Cox Communications, Inc.
5.45%, 12/15/14	36,920,000	39,908,526
5.50%, 10/1/15	4,705,000	5,070,866
5.875%, 12/1/16(d)	24,570,000	26,401,841
8.375%, 3/1/39(d)	6,255,000	7,823,129
Dillard’s, Inc.
7.85%, 10/1/12	13,680,000	13,885,200
7.13%, 8/1/18	10,586,000	9,950,840
7.875%, 1/1/23	8,660,000	7,685,750
7.75%, 7/15/26	50,000	42,500
7.75%, 5/15/27	540,000	456,300
7.00%, 12/1/28	15,135,000	12,108,000
Dow Chemical Co.
8.55%, 5/15/19	27,420,000	33,171,098
7.375%, 11/1/29	17,755,000	19,797,784
9.40%, 5/15/39	11,890,000	15,937,820
Ford Motor Credit Co.(h)
7.375%, 2/1/11	124,450,000	127,557,392

	PAR VALUE	VALUE
HCA, Inc.
7.875%, 2/1/11	$7,828,000	$8,018,808
6.95%, 5/1/12	48,940,000	50,163,500
6.30%, 10/1/12	8,210,000	8,199,737
6.25%, 2/15/13	18,390,000	18,252,075
6.75%, 7/15/13	4,600,000	4,600,000
Kraft Foods, Inc.
5.375%, 2/10/20	14,100,000	14,330,605
Lafarge SA(b) (France)
6.50%, 7/15/16	32,945,000	34,879,267
Liberty Media Corp.
8.50%, 7/15/29	9,462,000	8,811,487
8.25%, 2/1/30	7,291,000	6,789,744
Macy’s, Inc.
7.45%, 10/15/16	11,410,000	11,866,400
6.65%, 7/15/24	12,600,000	11,907,000
6.90%, 4/1/29	5,235,000	4,973,250
6.90%, 1/15/32	54,699,000	50,733,322
6.70%, 7/15/34	8,190,000	7,657,650
Nordstrom, Inc.
6.25%, 1/15/18	5,510,000	6,062,163
Reed Elsevier PLC(b) (United Kingdom)
8.625%, 1/15/19	22,475,000	28,038,821
Sprint Nextel Corp.
6.00%, 12/1/16	25,000,000	22,562,500
6.875%, 11/15/28	9,855,000	7,933,275
Time Warner Cable, Inc.
8.75%, 2/14/19	20,265,000	25,132,268
8.25%, 4/1/19	21,145,000	25,587,311
Time Warner, Inc.
7.625%, 4/15/31	49,450,000	56,477,834
7.70%, 5/1/32	13,055,000	15,067,715
Xerox Corp.
6.875%, 8/15/11	63,690,000	67,629,481
6.35%, 5/15/18	20,110,000	21,784,640

		917,464,153
TRANSPORTATION: 1.5%
Burlington Northern Santa Fe Corp.(h)
8.251%, 1/15/21	1,160,992	1,390,717
4.967%, 4/1/23	11,384,735	12,285,155
5.72%, 1/15/24	19,390,191	20,281,954
5.629%, 4/1/24	24,432,651	25,435,675
5.342%, 4/1/24	15,978,804	16,600,255
5.996%, 4/1/24	21,783,540	23,660,471
CSX Corp.
9.75%, 6/15/20	5,231,000	6,858,987
FedEx Corp.
7.375%, 1/15/14	8,795,000	10,099,782
8.00%, 1/15/19	6,965,000	8,528,273
6.72%, 7/15/23	14,300,477	15,470,099
Norfolk Southern Corp.
7.70%, 5/15/17	5,820,000	6,916,081
9.75%, 6/15/20	7,224,000	9,720,463

DODGE & COX BALANCED FUND ▪ PAGE 8

PORTFOLIO OF INVESTMENTS (unaudited)	March 31, 2010

FIXED INCOME SECURITIES (continued)

	PAR VALUE	VALUE
Union Pacific Corp.
6.33%, 1/2/20	$22,510,445	$24,630,958
5.866%, 7/2/30	33,875,966	37,286,595
6.176%, 1/2/31	11,572,505	12,819,653

		231,985,118

		1,929,159,455

TOTAL FIXED INCOME SECURITIES (Cost $3,830,277,973)		$3,948,821,552
SHORT-TERM INVESTMENTS: 1.7%
MONEY MARKET FUND: 0.3%
SSgA Prime Money Market Fund	47,286,245	47,286,245

REPURCHASE AGREEMENT: 1.4%
Fixed Income Clearing Corporation(f) 0.00%, 4/1/10, maturity value $215,803,000	215,803,000	215,803,000

TOTAL SHORT-TERM INVESTMENTS (Cost $263,089,246)		$263,089,245

TOTAL INVESTMENTS (Cost $14,883,274,450)	99.6%	$15,672,222,461
OTHER ASSETS LESS LIABILITIES	0.4%	67,651,914

NET ASSETS	100.0%	$15,739,874,375

(a)	Non-income producing
(b)	Security denominated in U.S. dollars
(c)	Cumulative preferred security
(d)

Security exempt from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2010, all such securities in total represented $44,818,061 or 0.3% of net assets.

(e)	Rounds to 0.0%
(f)	Repurchase agreement is collateralized by Freddie Mac 2.00%-2.25%, 8/24/12-10/1/12 and Federal Home Loan Bank 4.625%, 10/10/12. Total collateral value is $220,119,300.
(g)

Security is illiquid, in default, and is non-income producing. On October 9, 2008, Kaupthing Bank requested protection under the Icelandic Financial Supervisory Authority. Effective June 30, 2009, the ‘Winding Up’ committee of the bank announced that it was accepting claims for debts. Claims for the Fund’s bonds were filed prior to the 12/30/09 deadline.

(h)	Subsidiary (see Note below)

Note: Fixed income securities are grouped by parent company unless otherwise noted. Actual securities may be issued by the listed parent company or one of its subsidiaries.

ADR: American Depositary Receipt

ARM: Adjustable Rate Mortgage

CMO: Collateralized Mortgage Obligation

DUS: Delegated Underwriting and Servicing

REMIC: Real Estate Mortgage Investment Conduit

PAGE 9 ▪ DODGE & COX BALANCED FUND

NOTES TO PORTFOLIO OF INVESTMENTS (unaudited)

Security valuation. The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Stocks are valued at the official quoted close price or the last sale of the day at the close of the NYSE or, if not available, at the mean between the exchange-listed bid and ask prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Fixed income securities with original maturities of one year or more are priced on the basis of valuations furnished by pricing services which utilize both dealer-supplied valuations and pricing models. Under certain circumstances, fixed income securities that are not valued by pricing services are temporarily valued by the investment manager utilizing both dealer-supplied valuations and pricing models. Valuations of fixed income securities take into account appropriate factors such as institutional-size trading markets in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data and do not rely exclusively upon exchange or over-the-counter listed prices. Security values are not discounted based on the size of the Fund’s position. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Short-term securities are valued at amortized cost which approximates current value. All securities held by the Fund are denominated in U.S. dollars.

Valuation measurements. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

▪	Level 1: Quoted prices in active markets for identical securities
▪	Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, etc.)
▪	Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s holdings as of March 31, 2010:

Security Classification	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)	LEVEL 3 (Significant Unobservable Inputs)
Common Stocks(a)	$11,460,311,664	$—	$—
Fixed Income Securities
U.S. Treasury	82,201,066	—	—
Government Related	—	207,393,564	—
Mortgage-related Securities	—	1,730,067,467	—
Corporate	—	1,929,159,455	—
Short-term Investments
Money Market Fund	47,286,245	—	—
Repurchase Agreement	—	215,803,000	—

Total	$11,589,798,975	$4,082,423,486	$—

(a)	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Portfolio of Investments.

Security transactions. Security transactions are recorded on the trade date.

Income tax matters. At March 31, 2010, the cost of investments for federal income tax purposes was $14,890,081,755. Net unrealized appreciation aggregated $782,140,706, of which $2,294,784,722 represented appreciated securities and $1,512,644,016 represented depreciated securities.

Other. For more information please see the Fund’s most recent Prospectus and Annual Report on the Fund’s website www.dodgeandcox.com.

DODGE & COX BALANCED FUND ▪ PAGE 10

OFFICERS AND TRUSTEES

John A. Gunn, Chairman & Trustee

Chairman, Dodge & Cox

Kenneth E. Olivier, President & Trustee

Chief Executive Officer & President, Dodge & Cox

Dana M. Emery, Senior Vice President & Trustee

Executive Vice President, Dodge & Cox

William F. Ausfahl, Independent Trustee

Former Chief Financial Officer and member of Board of Directors, The Clorox Company

L. Dale Crandall, Independent Trustee

Former President, Kaiser Foundation Health Plan and Hospitals

Thomas A. Larsen, Independent Trustee

Director, Howard, Rice, Nemerovski, Canady, Falk & Rabkin

John B. Taylor, Independent Trustee

Professor of Economics, Stanford University; Senior Fellow, Hoover Institute and

former Under Secretary for International Affairs, United States Treasury

Will C. Wood, Independent Trustee

Principal, Kentwood Associates, Financial Advisers

Charles F. Pohl, Senior Vice President

Senior Vice President & Chief Investment Officer, Dodge & Cox

Diana S. Strandberg, Senior Vice President

Vice President & Director of International Equity, Dodge & Cox

David H. Longhurst, Treasurer

Vice President & Assistant Treasurer, Dodge & Cox

Thomas M. Mistele, Secretary

Chief Operating Officer, Secretary & General Counsel, Dodge & Cox

Marcia P. Venegas, Chief Compliance Officer

Associate Chief Compliance Officer, Dodge & Cox

PAGE 11 ▪ DODGE & COX BALANCED FUND

Income Fund

www.dodgeandcox.com

For Fund literature, transactions, and account

information, please visit the Funds’ web site.

or write or call:

DODGE & COX FUNDS

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions, and portfolio holdings as of March 31, 2010, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions, and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

03/10 IF QR       Printed on recycled paper

2010

First Quarter Report

March 31, 2010

Income Fund

ESTABLISHED 1989

TICKER:  DODIX

TO OUR SHAREHOLDERS

The Dodge & Cox Income Fund had a total return of 2.2% for the first quarter of 2010, compared to a total return of 1.8% for the Barclays Capital U.S. Aggregate Bond Index (BCAG). Please refer to page 3 for longer-term performance results. At quarter end, the Fund had net assets of $20.7 billion with a cash position of 2.2%.

MARKET COMMENTARY

Improvement in U.S. economic conditions fueled investor optimism and drove continued demand for the higher-yielding Corporate and Mortgage-backed Securities (MBS) sectors. Remarkably strong fourth quarter U.S. gross domestic product (GDP) growth of 5.6% (annualized) was reported during the first quarter of this year. In addition, manufacturing and service sector activity improved, retail sales rose, and export growth continued. Even the labor market picture brightened; after 22 months of declines followed by four months of little-to-no change, employment growth resumed in March as 162,000 jobs were added. The U.S. fiscal/monetary stimulus remains a source of support for the recovery, as does the ongoing normalization of U.S. capital markets. However, several headwinds remain, including an elevated unemployment rate of 9.7%, uneven housing market activity, and still-tight credit conditions in certain sectors.

The Federal Reserve left short-term interest rates at effectively zero and concluded its $1.2 trillion Agency MBS purchase program which had been in place since early 2009. Fed officials also revealed preliminary plans for the eventual removal of the accommodative policies in place for the past 18 months.

U.S. Treasury rates were little changed quarter-over-quarter, with earned income generating most of the Treasury sector’s1 1.1% total return. Investment-grade corporate bonds posted a 2.3% quarterly return and Government-Sponsored Enterprise (GSE)-guaranteed2 MBS returned 1.5%, with both sectors solidly outperforming comparable-duration3 U.S. Treasury securities. The good relative performance of the Corporate and MBS sectors obscured a fair amount of intra-quarter volatility fueled by sovereign (e.g., Greece) and regulatory risk concerns in the case of Corporates, and GSE policy change announcements in the case of MBS.

INVESTMENT STRATEGY

We continue to position the Fund with significant weightings in corporate bonds and Agency or GSE-guaranteed MBS and have minimal exposure to the U.S. Treasury sector (in both market value and duration terms).

Corporate bonds remain attractive relative to many alternatives in our opinion, despite an impressive 24% return for the sector over the last 12 months. This view is supported by historically reasonable valuations, a mending economy (a tailwind for corporate credit), and the generally solid nature of many companies’ liquidity positions and balance sheets. Furthermore, we believe the securities of certain financial sector and lower-rated (e.g., BBB and lower4) issuers in particular offer attractive total return prospects. Market uncertainty remains high in these segments of the market and this uncertainty can result in lower valuations, creating potential opportunities. During the quarter we initiated positions in Barclays Bank and Kraft Foods, and we added to holdings of SLM Corp. (Sallie Mae), and JPMorgan Chase. In turn, we reduced holdings of Time Warner, Comcast, AT&T, Roche, and Wells Fargo, largely driven by relative value considerations. At quarter end, corporate bonds comprised 45% of the Fund compared to 18% for the BCAG.

Another area of focus is the taxable municipal sector, particularly Build America Bonds (BABs). BABs are a growing segment of both the Fund and the BCAG. Created as part of last year’s Recovery Act, the BAB program provides a 35% interest subsidy from the U.S. Treasury to issuers of certain types of municipal debt and has been tremendously successful in facilitating issuance of municipal bonds. We made an initial investment in general obligation (GO) taxable municipal bonds issued by the State of California in April of 2009; we increased this position to 3.0% during the first quarter of 2010. During the most recent quarter we also initiated a 0.5% position in BABs issued by the Los Angeles Unified School District.

PAGE 1 ▪ DODGE & COX INCOME FUND

Notwithstanding the still-difficult economic environment faced by many states and municipalities and the State of California’s arduous budget process, we believe that these securities are attractive credits at current prices. For the State of California, the service of GO debt is a mandatory, continuously appropriated expenditure that is second in priority only to certain public education expenditures. Furthermore, GO debt service is backed by the full faith, credit, and taxing authority of the state. Interest coverage for debt payments is substantial. The Los Angeles Unified School District is the second largest in the country, serving 780,000 students across 28 cities with a total population of 4.8 million people. Voter-approved ad valorem property taxes generate the funds used to service the debt. The District is required to assess sufficient taxes to cover debt service, and its policy is to maintain appropriate reserves against uncertainty.

With respect to the Fund’s Agency MBS, we continue to hold an above-market weighting (43% versus 36% for the BCAG MBS sector), including a significant position in higher-coupon MBS that are priced above par (i.e., “premium MBS”). Premium MBS have been negatively affected by the GSEs (Fannie Mae and Freddie Mac) returning to their practice of purchasing seriously delinquent loans out of their guaranteed MBS. The various foreclosure and buyout moratoria put in place over the past two years allowed delinquent loans to accumulate within GSE MBS. Rather than buy out these loans, the GSEs forwarded the appropriate amounts of principal and interest on each delinquent loan to the investors in the MBS. With the policy reversion to buying out delinquent loans on a more timely basis, significant buyouts of the delinquent loan backlog are occurring over a very short period of time. To the MBS pool investor, these buyouts are experienced as prepayments at par, and the performance of many premium MBS has lagged as a result. Nevertheless, these securities have generated very strong absolute and relative total returns compared to many alternatives over the past eighteen months.

Recent events, and their effect on the Fund’s MBS, underscore a key risk of MBS investing: cashflow variability. For GSE MBS investors, required principal and interest payments are guaranteed by the GSEs, but the timing of principal payments remains uncertain due to the borrower’s option to prepay the mortgage loan’s principal at any time as well as the possibility of borrower default, which occurs as a prepayment to the GSE MBS investor. Getting the loan principal repaid earlier (or later) than expected affects the investment’s total return. We deal with this variability by using our research and analysis to select MBS securities that exhibit relatively greater cashflow stability or that offer attractive yield compensation for the cashflow stability risks assumed.

At this point, with the delinquent loan backlog getting cleared quickly, and our expectations for reasonably stable cash flows from the remaining loans, we believe premium MBS are attractive. The ability of mortgage borrowers to refinance remains more restricted than one might predict given the low level of mortgage rates. This condition is the result of elevated levels of unemployment, reduced equity positions in homes, tighter lending standards, and decreased mortgage origination capacity and competition.

Turning to the Fund’s duration positioning, we have maintained a below-market, “defensive” duration, largely achieved through avoiding intermediate- and long-maturity U.S. Treasuries altogether. Significant U.S. monetary/fiscal stimulus and better U.S. economic prospects, combined with low yields currently available on Treasuries, reinforce this defensive posture. This positioning is buttressed by the Fund’s modest yield advantage over the BCAG (4.0% versus 3.5%), an outgrowth of security-specific investment decisions we make within, and our greater overall emphasis on, the higher-yielding Credit and Agency MBS areas. In this way, we are able to enhance the Fund’s duration position with a potentially higher income stream, both of which would be advantageous in a period of rising rates.

IN CLOSING

We would echo the sentiment shared in our Annual Report, which is to temper return expectations going forward. The yields currently available in the fixed income market are substantially lower than in recent years and, to our eyes, there are far fewer disparities between fixed income sectors and securities. These points argue for very modest return expectations for fixed income investors over the coming several years.

DODGE & COX INCOME FUND ▪ PAGE 2

Thank you for your continued confidence in our firm. As always, we welcome your comments and questions.

For the Board of Trustees,

John A. Gunn, Chairman	Dana M. Emery, Senior Vice President

May 6, 2010

[1]	Sector returns as calculated and reported by Barclays Capital.
[2]	The U.S. Government does not guarantee the Fund’s shares, yield, or net asset value. The guarantee does not eliminate market risk.
[3]	Duration is a measure of a bond’s price sensitivity to changes in interest rates.
[4]	Lower quality debt securities generally have less liquidity and greater market risk and price volatility.

FIRST QUARTER PERFORMANCE REVIEW

The Fund outperformed the BCAG by 0.4 percentage points during the quarter.

Key Contributors to Relative Results

▪

The Fund’s Corporate sector overweight added modestly to relative returns as corporate bonds continued to outperform other major market sectors. In addition, many corporate bond holdings performed well, including retailers Dillard’s and Macy’s and insurers AIG, Cigna, Health Net, and Unum Group.

▪	The Fund’s State of California taxable municipal bonds performed strongly as market conditions improved and tax revenues were better than expected.
▪	The Fund’s nominal yield advantage aided relative returns.

Key Detractors from Relative Results

▪

Certain Agency MBS holdings (e.g., premium coupon Freddie Mac MBS) performed poorly. Valuations and cashflows for premium coupon MBS were volatile following the buyout announcements by Fannie Mae and Freddie Mac; we expect continued volatility into the second quarter.

▪	Several of the Fund’s corporate bond holdings posted weak returns, including Boston Scientific and Time Warner.

GROWTH OF $10,000 OVER 10 YEARS

FOR AN INVESTMENT MADE ON MARCH 31, 2000

AVERAGE ANNUAL TOTAL RETURN

FOR PERIODS ENDED MARCH 31, 2010

	1 Year	5 Years	10 Years	20 Years

Dodge & Cox Income Fund	18.35%	5.97%	6.82%	7.63%
BCAG	7.70	5.44	6.29	7.15

Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Mutual fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s web site at www.dodgeandcox.com or call 1-800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions. The Barclays Capital Aggregate Bond Index is a widely recognized, unmanaged index of U.S. dollar-denominated investment-grade fixed income securities. Index returns include interest income but, unlike Fund returns, do not reflect fees or expenses.

Barclays Capital® is a trademark of Barclays PLC.

Risks: The Fund invests in individual bonds whose yields and market values fluctuate, so that your investment may be worth more or less than its original cost. Bond investments are subject to interest rate risk, credit risk, and prepayment risk, all of which could have adverse effects on the value of the Fund. Please read the prospectus for specific details regarding the Fund’s risk profile.

PAGE 3 ▪ DODGE & COX INCOME FUND

FUND INFORMATION	March 31, 2010

GENERAL INFORMATION
Net Asset Value Per Share	$13.09
Total Net Assets (billions)	$20.7
30-Day SEC Yield(a)	4.07%
Expense Ratio(b)	0.43%
2009 Portfolio Turnover Rate	20%
Fund Inception	1989
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the Fixed Income Investment Policy Committee, whose ten members’ average tenure at Dodge & Cox is 15 years.

PORTFOLIO CHARACTERISTICS	Fund	BCAG
Number of Fixed Income Securities	551	8,257
Effective Maturity (years)	6.9	7.0
Effective Duration (years)	4.2	4.7

FIVE LARGEST CORPORATE ISSUERS(d)	Fund
Ford Motor Credit Co.	2.9%
Xerox Corp.	2.4
Bank of America Corp.	2.2
GMAC, Inc.	2.2
HCA, Inc.	2.1

CREDIT QUALITY(e)	Fund		BCAG
U.S. Government & Government Related	48.1%		73.5%
Aaa	1.1		4.7
Aa	4.0		4.2
A	10.6		9.5
Baa	21.0		8.1
Ba	5.1		0.0
B	5.7		0.0
Caa	2.2		0.0
Ca	0.0		0.0
C	0.0	(f)	0.0
Cash Equivalents	2.2		0.0

ASSET ALLOCATION

SECTOR DIVERSIFICATION	Fund	BCAG
U.S. Treasury & Government Related	8.2%	37.9%
Mortgage-Related Securities	43.4	35.7
Asset-Backed Securities/CMBS(c)	1.1	3.6
Corporate	45.1	18.4
Non-Corporate Yankee	0.0	4.4
Cash Equivalents	2.2	0.0

MATURITY DIVERSIFICATION	Fund	BCAG
0-1 Years to Maturity	7.2%	0.0%
1-5	47.1	46.8
5-10	34.0	38.1
10-15	0.5	6.9
15-20	1.8	1.6
20-25	4.9	1.6
25 and Over	4.5	5.0

(a)	SEC yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
(b)	2009 expense ratio per Fund prospectus, dated May 1, 2010.
(c)	CMBS refers to commercial mortgage-backed securities, which are a component of the BCAG but not currently held by the Fund.
(d)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell, or hold any particular security.

(e)

The Fund’s credit quality distribution is calculated using ratings from Moody’s Investor Services. If no Moody’s rating is available, the lower of the Standard & Poor’s or Fitch rating is used. The BCAG’s credit quality ratings are from Barclays Capital and reference Moody’s, Standard & Poor’s, and Fitch ratings. The credit quality of the investments in the portfolio does not apply to the stability or safety of the Fund or its shares.

(f)	Rounds to 0.0%.

DODGE & COX INCOME FUND ▪ PAGE 4

PORTFOLIO OF INVESTMENTS (unaudited)	March 31, 2010

FIXED INCOME SECURITIES: 97.8%

	PAR VALUE	VALUE
U.S. TREASURY AND GOVERNMENT RELATED: 8.2%
U.S. TREASURY: 3.0%
U.S. Treasury Notes
2.125%, 4/30/10	$325,300,000	$325,808,118
2.625%, 5/31/10	200,000,000	200,804,600
1.00%, 7/31/11	95,000,000	95,489,820

		622,102,538
GOVERNMENT RELATED: 5.2%
California Taxable General Obligation
5.25%, 4/1/14	35,700,000	36,877,386
6.20%, 10/1/19	20,235,000	20,694,942
7.50%, 4/1/34	112,955,000	116,552,617
5.65%, 4/1/39	18,700,000	19,458,659
7.55%, 4/1/39	242,758,000	250,980,214
7.30%, 10/1/39	105,900,000	106,274,886
7.625%, 3/1/40	55,395,000	57,675,612
Los Angeles Unified School District Taxable General Obligation
6.758%, 7/1/34	95,470,000	98,700,705
Small Business Administration—504 Program
Series 91-20K, 8.25%, 11/1/11	74,103	75,907
Series 92-20B, 8.10%, 2/1/12	113,467	117,547
Series 92-20C, 8.20%, 3/1/12	183,172	190,427
Series 92-20D, 8.20%, 4/1/12	102,698	105,011
Series 92-20G, 7.60%, 7/1/12	382,397	392,909
Series 92-20H, 7.40%, 8/1/12	232,193	240,699
Series 92-20I, 7.05%, 9/1/12	220,133	228,566
Series 92-20J, 7.00%, 10/1/12	380,620	390,359
Series 92-20K, 7.55%, 11/1/12	476,548	490,421
Series 92-20L, 7.45%, 12/1/12	191,356	197,582
Series 93-20B, 7.00%, 2/1/13	286,360	297,135
Series 93-20C, 6.50%, 3/1/13	1,097,787	1,139,943
Series 93-20D, 6.75%, 4/1/13	229,793	236,135
Series 93-20E, 6.55%, 5/1/13	1,412,016	1,455,401
Series 93-20F, 6.65%, 6/1/13	555,568	574,415
Series 93-20L, 6.30%, 12/1/13	801,480	831,279
Series 94-20A, 6.50%, 1/1/14	815,835	846,199
Series 94-20D, 7.70%, 4/1/14	237,234	245,842
Series 94-20E, 7.75%, 5/1/14	1,004,639	1,045,874
Series 94-20F, 7.60%, 6/1/14	513,667	537,202
Series 94-20G, 8.00%, 7/1/14	383,800	401,496
Series 94-20H, 7.95%, 8/1/14	308,351	325,675
Series 94-20I, 7.85%, 9/1/14	304,087	322,708
Series 94-20K, 8.65%, 11/1/14	361,996	375,090
Series 94-20L, 8.40%, 12/1/14	285,671	300,640
Series 95-20A, 8.50%, 1/1/15	101,163	107,255
Series 95-20C, 8.10%, 3/1/15	246,005	265,282
Series 97-20E, 7.30%, 5/1/17	619,149	680,838
Series 97-20H, 6.80%, 8/1/17	20,049	21,995
Series 97-20J, 6.55%, 10/1/17	943,070	1,027,790
Series 98-20B, 6.15%, 2/1/18	35,537	38,591
Series 98-20C, 6.35%, 3/1/18	3,825,248	4,168,249

	PAR VALUE	VALUE
Series 98-20H, 6.15%, 8/1/18	$1,308,677	$1,418,378
Series 98-20L, 5.80%, 12/1/18	1,026,765	1,097,698
Series 99-20C, 6.30%, 3/1/19	1,059,862	1,145,665
Series 99-20E, 6.30%, 5/1/19	25,214	27,533
Series 99-20G, 7.00%, 7/1/19	2,452,714	2,681,981
Series 99-20I, 7.30%, 9/1/19	636,359	699,217
Series 01-20G, 6.625%, 7/1/21	6,753,197	7,349,326
Series 01-20L, 5.78%, 12/1/21	17,736,982	19,179,756
Series 02-20A, 6.14%, 1/1/22	119,974	129,568
Series 02-20L, 5.10%, 12/1/22	4,733,701	5,004,331
Series 04-20L, 4.87%, 12/1/24	5,557,393	5,945,083
Series 05-20B, 4.625%, 2/1/25	7,475,133	7,799,280
Series 05-20E, 4.84%, 5/1/25	15,428,681	16,234,780
Series 05-20G, 4.75%, 7/1/25	13,838,527	14,556,737
Series 05-20I, 4.76%, 9/1/25	14,679,426	15,382,887
Series 06-20A, 5.21%, 1/1/26	15,884,789	16,767,085
Series 06-20B, 5.35%, 2/1/26	4,781,369	5,118,944
Series 06-20C, 5.57%, 3/1/26	22,502,879	24,385,465
Series 06-20G, 6.07%, 7/1/26	40,171,744	43,808,054
Series 06-20J, 5.37%, 10/1/26	14,402,950	15,468,852
Series 06-20L, 5.12%, 12/1/26	11,136,672	11,848,369
Series 07-20A, 5.32%, 1/1/27	21,652,376	23,204,916
Series 07-20C, 5.23%, 3/1/27	33,356,644	35,519,896
Series 07-20D, 5.32%, 4/1/27	35,817,882	38,435,707
Series 07-20G, 5.82%, 7/1/27	24,097,819	26,375,903

		1,064,474,894

		1,686,577,432
MORTGAGE-RELATED SECURITIES: 43.4%
FEDERAL AGENCY CMO & REMIC: 1.9%
Dept. of Veterans Affairs
Trust 2003-2J, 5.00%, 6/15/10	16,075	16,386
Trust 1995-2D 4A, 9.293%, 5/15/25	288,564	324,815
Trust 1997-2Z, 7.50%, 6/15/27	22,203,414	24,645,790
Trust 1998-1 1A, 8.184%, 3/15/28	748,548	826,443
Fannie Mae
Trust 1998-58 PX, 6.50%, 9/25/28	1,803,569	1,957,668
Trust 1998-58 PC, 6.50%, 10/25/28	10,242,891	11,151,978
Trust 2001 T-5 A2, 7.00%, 2/19/30	90,477	102,126
Trust 2001-69 PQ, 6.00%, 12/25/31	14,580,289	15,490,188
Trust 2002-33 A1, 7.00%, 6/25/32	4,218,151	4,719,056
Trust 2008-24 GD, 6.50%, 3/25/37	36,558,736	39,803,324
Trust 2001-T3 A1, 7.50%, 11/25/40	84,402	96,219
Trust 2001-T4 A1, 7.50%, 7/25/41	3,583,621	4,085,327
Trust 2001-T10 A1, 7.00%, 12/25/41	5,745,174	6,369,962
Trust 2002-T12 A3, 7.50%, 5/25/42	87,476	99,722
Trust 2002-90 A1, 6.50%, 6/25/42	7,689,031	8,429,100
Trust 2002-W6 2A1, 7.00%, 6/25/42	6,134,288	6,832,064
Trust 2002-W8 A2, 7.00%, 6/25/42	3,207,792	3,572,678
Trust 2003-W2 1A2, 7.00%, 7/25/42	19,568,363	21,794,265
Trust 2003-W4 3A, 7.00%, 10/25/42	6,072,780	6,611,739
Trust 2003-07 A1, 6.50%, 12/25/42	7,752,843	8,499,054
Trust 2003-W1 1A1, 6.50%, 12/25/42	12,264,007	13,444,418

PAGE 5 ▪ DODGE & COX INCOME FUND

PORTFOLIO OF INVESTMENTS (unaudited)	March 31, 2010

FIXED INCOME SECURITIES (continued)

	PAR VALUE	VALUE
Trust 2003-W1 2A, 7.50%, 12/25/42	$5,625,899	$6,301,007
Trust 2004-W2 5A, 7.50%, 3/25/44	22,281,525	25,400,939
Trust 2004-W8 3A, 7.50%, 6/25/44	14,351,120	16,216,765
Trust 2005-W1 1A3, 7.00%, 10/25/44	13,928,840	15,513,246
Trust 2001-79 BA, 7.00%, 3/25/45	1,699,051	1,900,813
Trust 2006-W1 1A1, 6.50%, 12/25/45	1,742,777	1,910,520
Trust 2006-W1 1A2, 7.00%, 12/25/45	11,722,381	13,055,801
Trust 2006-W1 1A3, 7.50%, 12/25/45	184,679	210,534
Trust 2006-W1 1A4, 8.00%, 12/25/45	13,383,799	15,073,504
Trust 2007-W10 1A, 6.162%, 8/25/47	72,311,005	78,254,066
Trust 2007-W10 2A, 6.141%, 8/25/47	19,660,523	21,189,557
Freddie Mac
Series 2632 NH, 3.50%, 6/15/13	168,401	170,874
Series 3312 AB, 6.50%, 6/15/32	20,274,408	21,962,465
Series T-48 1A, 6.96%, 7/25/33	5,594,197	6,271,095
Ginnie Mae Series 1999-29 PB,
7.25%, 7/16/28	72,340	72,308

		402,375,816
FEDERAL AGENCY MORTGAGE PASS-THROUGH: 41.5%
Fannie Mae, 07 Year Balloon
3.50%, 7/1/10	93,354	94,078
Fannie Mae, 10 Year
6.00%, 11/1/16	9,146,458	9,705,736
Fannie Mae, 15 Year
5.50%, 9/1/14-1/1/24	364,933,083	393,385,236
6.00%, 7/1/16-3/1/23	688,404,575	744,837,929
6.50%, 11/1/12-12/1/19	94,488,919	102,302,873
7.00%, 12/1/10-11/1/17	224,360	238,211
7.50%, 11/1/14-8/1/17	8,453,939	9,251,851
Fannie Mae, 20 Year
6.00%, 2/1/28	40,213,454	42,916,936
6.50%, 4/1/19-10/1/24	36,541,622	40,207,344
Fannie Mae, 30 Year
5.50%, 2/1/35-8/1/37	967,703,647	1,027,139,205
6.00%, 11/1/28-1/1/39	1,789,522,045	1,922,446,172
6.50%, 12/1/32-12/1/38	796,309,394	863,430,530
7.00%, 4/1/32-12/1/37	1,050,405,912	1,165,826,839
8.00%, 1/1/12	24,176	25,574
Fannie Mae, Hybrid ARM
2.498%, 9/1/34	10,085,399	10,411,038
2.674%, 8/1/34	2,768,948	2,847,917
2.801%, 10/1/34	13,698,652	13,922,690
3.815%, 1/1/36	16,924,048	17,503,982
3.919%, 10/1/33	10,148,997	10,446,110
4.113%, 7/1/34	10,060,974	10,447,986
4.181%, 12/1/36	14,177,051	14,652,072
4.224%, 1/1/35	11,512,616	11,977,793
4.469%, 8/1/34	11,478,779	11,975,431
4.496%, 1/1/35	7,425,480	7,719,725
4.50%, 6/1/35-7/1/35	13,193,314	13,666,964
4.506%, 1/1/36	18,140,953	18,936,114
4.589%, 11/1/36	12,175,026	12,702,930

	PAR VALUE	VALUE
4.623%, 8/1/35	$13,442,194	$14,058,025
4.701%, 7/1/35	10,681,761	11,024,325
4.72%, 10/1/35	17,144,349	17,956,412
4.748%, 7/1/35	9,881,144	10,265,288
4.801%, 8/1/35	35,733,787	37,375,914
4.857%, 12/1/35	12,404,925	12,947,401
4.865%, 4/1/35	16,734,758	16,993,934
4.932%, 10/1/35	10,325,378	10,780,177
4.999%, 9/1/35	13,376,713	13,998,200
5.082%, 7/1/35	11,934,602	12,573,801
5.245%, 1/1/37	21,617,654	22,771,221
5.274%, 11/1/35	11,010,924	11,500,545
Fannie Mae, Multifamily DUS
Pool 760744, 4.75%, 3/1/15	13,590,000	14,467,906
Pool 555162, 4.826%, 1/1/13	14,151,601	15,059,948
Pool 555191, 4.856%, 2/1/13	14,052,643	14,975,546
Pool 555317, 4.862%, 4/1/13	27,193	29,002
Pool 545892, 4.886%, 10/1/12	42,077,366	44,928,054
Pool 555806, 5.145%, 10/1/13	90,638	97,631
Pool 888559, 5.424%, 6/1/17	36,309,858	39,316,106
Pool 888381, 5.506%, 4/1/17	87,915	96,762
Pool 888015, 5.547%, 11/1/16	47,486,164	52,360,541
Pool 555172, 5.678%, 12/1/12	2,459,688	2,612,832
Pool 545987, 5.835%, 9/1/12	18,467,666	19,950,374
Pool 545685, 5.876%, 4/1/12	10,989,831	11,487,802
Pool 545708, 6.046%, 5/1/12	1,825,450	1,936,130
Pool 545547, 6.078%, 3/1/12	11,365,112	12,127,988
Pool 545527, 6.114%, 2/1/12	8,581,869	9,180,504
Pool 545209, 6.13%, 10/1/11	23,055,904	24,355,462
Pool 545059, 6.224%, 5/1/11	21,580,500	22,334,717
Pool 545179, 6.253%, 9/1/11	16,245,514	17,007,334
Freddie Mac, Hybrid ARM
2.845%, 1/1/35	9,008,405	9,195,732
3.416%, 9/1/33	32,337,449	33,623,300
3.481%, 3/1/35	5,329,537	5,514,860
3.526%, 8/1/34	4,934,643	5,127,998
4.265%, 4/1/36	17,658,598	18,289,174
4.277%, 8/1/35	8,207,723	8,488,426
4.356%, 9/1/35	18,991,523	19,788,750
4.53%, 4/1/35	4,277,759	4,364,153
4.742%, 8/1/35	10,603,108	11,095,758
4.772%, 2/1/34	27,972,411	28,512,677
4.779%, 1/1/36	13,202,741	13,576,775
4.819%, 2/1/35	6,263,090	6,529,077
4.848%, 10/1/35	12,962,528	13,568,864
5.125%, 1/1/36	38,042,812	39,528,919
5.143%, 5/1/37	18,660,340	19,627,260
5.312%, 1/1/37	15,294,701	16,126,905
5.319%, 7/1/37	47,186,303	49,795,426
5.438%, 3/1/37	23,419,673	24,698,192
5.494%, 4/1/37	38,984,748	41,173,188
5.819%, 8/1/36	12,238,970	12,924,042
5.866%, 1/1/36	8,048,518	8,332,336

DODGE & COX INCOME FUND ▪ PAGE 6

PORTFOLIO OF INVESTMENTS (unaudited)	March 31, 2010

FIXED INCOME SECURITIES (continued)

	PAR VALUE	VALUE
Freddie Mac Gold, 10 Year
6.00%, 9/1/16	$4,418,067	$4,783,816
Freddie Mac Gold, 15 Year
5.50%, 11/1/13-10/1/20	87,416,679	94,105,065
6.00%, 4/1/13-11/1/23	217,166,965	234,772,132
6.50%, 2/1/11- 9/1/18	32,721,326	35,406,859
7.00%, 12/1/11-3/1/12	181,746	185,205
Freddie Mac Gold, 20 Year
5.50%, 11/1/23	42,616,800	45,360,966
6.00%, 7/1/25-12/1/27	231,013,234	248,329,211
6.50%, 7/1/21-10/1/26	23,709,870	25,821,276
Freddie Mac Gold, 30 Year
5.50%, 3/1/34	109,724,592	116,464,026
6.00%, 2/1/33-6/1/38	56,780,824	61,109,601
6.50%, 5/1/17-3/1/38	253,705,168	276,512,586
7.00%, 4/1/31-11/1/38	40,080,891	44,783,294
7.90%, 2/17/21	1,684,882	1,889,465
Ginnie Mae, 30 Year
7.00%, 5/15/28	1,312,112	1,466,546
7.50%, 9/15/17-5/15/25	4,496,472	5,056,017
7.80%, 6/15/20-1/15/21	1,205,097	1,355,279
8.00%, 9/15/20	25,151	27,563

		8,560,899,867
PRIVATE LABEL CMO & REMIC SECURITIES: 0.0%(g)
GSMPS Mortgage Loan Trust(b)
Series 2004-4 1A4, 8.50%, 6/25/34	9,359,122	9,071,882

		8,972,347,565
ASSET-BACKED SECURITIES: 1.1%
STUDENT LOAN: 1.1%
SLM Student Loan Trust
Series 2008-3 A1, 0.749%, 1/25/14	6,925,809	6,943,258
Series 2007-8 A1, 0.479%, 7/27/15	2,544,010	2,544,830
Series 2006-8 A2, 0.249%, 10/25/16	8,931,412	8,923,934
Series 2005-2 A4, 0.329%, 4/25/17	20,037,073	19,962,539
Series 2007-2 A2, 0.249%, 7/25/17	133,175,000	131,971,777
Series 2007-3 A2, 0.259%, 10/25/17	10,000,000	9,926,451
Series 2006-3A 4, 0.329%, 7/25/19	56,000,000	55,572,586

		235,845,375
CORPORATE: 45.1%
FINANCIALS: 16.5%
American International Group, Inc.
8.25%, 8/15/18	79,025,000	82,919,352
Bank of America Corp.
7.375%, 5/15/14	74,255,000	83,502,792
5.30%, 3/15/17	105,000,000	103,939,605
7.625%, 6/1/19	147,781,000	169,041,218
8.00%, 12/15/26(a)	14,915,000	14,989,575
5.625%, 3/8/35(a)	21,450,000	17,710,772
6.625%, 5/23/36(a)	64,470,000	58,894,312
Barclays PLC(c) (United Kingdom)
5.125%, 1/8/20	195,600,000	192,874,901

	PAR VALUE	VALUE
Boston Properties, Inc.
6.25%, 1/15/13	$74,668,000	$80,928,314
5.625%, 4/15/15	35,485,000	37,462,224
5.00%, 6/1/15	17,444,000	17,878,268
5.875%, 10/15/19	32,385,000	33,618,998
2.875%, 2/15/37	27,300,000	27,197,625
Capital One Financial Corp.
7.375%, 5/23/14	44,835,000	51,234,389
6.75%, 9/15/17	167,748,000	185,363,721
CIGNA Corp.
7.00%, 1/15/11	13,710,000	14,314,871
6.375%, 10/15/11	28,755,000	30,609,755
8.50%, 5/1/19	46,685,000	56,593,845
7.65%, 3/1/23	3,597,000	4,074,164
7.875%, 5/15/27	27,840,000	31,013,148
8.30%, 1/15/33	7,750,000	8,686,905
6.15%, 11/15/36	58,935,000	57,453,138
Citigroup, Inc.
6.125%, 11/21/17	132,063,000	135,849,246
1.95%, 5/15/18	161,375,000	151,832,251
General Electric Co.
5.90%, 5/13/14	29,300,000	32,237,208
5.50%, 1/8/20	28,735,000	29,317,315
GMAC, Inc.
6.875%, 9/15/11	375,870,000	381,977,887
6.875%, 8/28/12	35,495,000	35,983,056
8.00%, 11/1/31	31,191,000	29,787,405
Health Net, Inc.
6.375%, 6/1/17	46,210,000	42,975,300
HSBC Holdings PLC(c) (United Kingdom)
9.30%, 6/1/21	100,000	123,758
6.50%, 5/2/36	41,975,000	43,254,188
6.50%, 9/15/37	85,452,000	88,578,005
JPMorgan Chase & Co.
4.95%, 3/25/20	46,340,000	45,944,442
8.75%, 9/1/30(a)	26,780,000	31,126,233
5.875%, 3/15/35(a)	16,935,000	15,313,723
5.85%, 8/1/35(a)	22,090,000	19,895,005
6.80%, 10/1/37(a)	28,253,000	28,123,771
Kaupthing Bank HF(b),(c),(e) (Iceland)
7.125%, 5/19/16	118,913,000	11,891
Liberty Mutual Group, Inc.(b)
7.25%, 9/1/12	18,215,000	19,429,212
SLM Corp.
8.45%, 6/15/18	141,079,000	142,681,798
8.00%, 3/25/20	86,445,000	84,176,597
Travelers Cos., Inc.
5.00%, 3/15/13	17,118,000	18,386,067
5.50%, 12/1/15	14,212,000	15,473,571
6.25%, 6/20/16	44,420,000	48,970,829
5.75%, 12/15/17	36,090,000	39,184,393
Unum Group
7.625%, 3/1/11	11,531,000	11,999,481

PAGE 7 ▪ DODGE & COX INCOME FUND

PORTFOLIO OF INVESTMENTS (unaudited)	March 31, 2010

FIXED INCOME SECURITIES (continued)

	PAR VALUE	VALUE
6.85%, 11/15/15(b)	$21,180,000	$22,489,856
7.19%, 2/1/28	11,640,000	10,046,535
7.25%, 3/15/28	25,730,000	24,934,660
6.75%, 12/15/28	8,027,000	7,527,448
WellPoint, Inc.
6.375%, 1/15/12	7,662,000	8,260,847
5.00%, 12/15/14	15,750,000	16,812,432
5.25%, 1/15/16	137,500,000	144,960,200
5.875%, 6/15/17	14,960,000	16,062,088
7.00%, 2/15/19	53,523,000	60,694,333
Wells Fargo & Co.
2.019%, 5/1/13	115,505,000	118,830,389
6.00%, 11/15/17	80,000,000	86,711,520
5.75%, 2/1/18	36,200,000	38,483,243

		3,408,748,075
INDUSTRIALS: 25.3%
AT&T, Inc.
8.00%, 11/15/31	160,105,000	194,648,294
6.55%, 2/15/39	18,465,000	19,411,184
BHP Billiton, Ltd.(c) (Australia)
5.50%, 4/1/14	49,875,000	54,880,405
Boston Scientific Corp.
5.45%, 6/15/14	71,258,000	71,755,452
6.25%, 11/15/15	15,000,000	15,247,890
6.40%, 6/15/16	97,862,000	99,804,659
6.00%, 1/15/20	4,175,000	3,944,085
Comcast Corp.
5.30%, 1/15/14	14,670,000	15,772,759
5.85%, 11/15/15	25,060,000	27,459,545
5.90%, 3/15/16	41,880,000	45,749,209
6.50%, 1/15/17	42,070,000	46,769,640
6.30%, 11/15/17	16,445,000	18,118,558
5.875%, 2/15/18	58,260,000	62,264,734
6.45%, 3/15/37	3,120,000	3,177,302
6.95%, 8/15/37	10,674,000	11,547,325
Covidien PLC(c) (Ireland)
6.00%, 10/15/17	32,750,000	35,915,124
Cox Communications, Inc.
5.45%, 12/15/14	67,029,000	72,454,729
5.875%, 12/1/16(b)	78,440,000	84,288,173
9.375%, 1/15/19(b)	127,424,000	161,615,554
8.375%, 3/1/39(b)	57,050,000	71,352,435
Dillard’s, Inc.
7.85%, 10/1/12	1,900,000	1,928,500
7.13%, 8/1/18	24,015,000	22,574,100
7.75%, 7/15/26	21,666,000	18,416,100
7.75%, 5/15/27	12,903,000	10,903,035
7.00%, 12/1/28	28,950,000	23,160,000
Dow Chemical Co.
8.55%, 5/15/19	160,985,000	194,750,155
7.375%, 11/1/29	49,034,000	54,675,558
9.40%, 5/15/39	44,190,000	59,233,999

	PAR VALUE	VALUE
Ford Motor Credit Co.(f)
7.375%, 2/1/11	$323,248,000	$331,319,179
7.25%, 10/25/11	264,830,000	273,805,354
7.80%, 6/1/12	525,000	544,512
General Electric Co.
5.00%, 2/1/13	31,739,000	34,213,785
HCA, Inc.
8.75%, 9/1/10	28,685,000	29,258,700
7.875%, 2/1/11	49,550,000	50,757,781
6.95%, 5/1/12	147,133,000	150,811,325
6.30%, 10/1/12	30,147,000	30,109,316
6.25%, 2/15/13	66,882,000	66,380,385
6.75%, 7/15/13	23,777,000	23,777,000
5.75%, 3/15/14	36,170,000	34,135,438
6.50%, 2/15/16	61,575,000	58,419,281
Hewlett-Packard Co.
6.125%, 3/1/14	116,875,000	131,619,716
Kraft Foods, Inc.
5.375%, 2/10/20	80,380,000	81,694,615
Lafarge SA(c) (France)
6.50%, 7/15/16	87,476,000	92,611,891
Liberty Media Corp.
8.50%, 7/15/29	12,081,000	11,250,431
8.25%, 2/1/30	29,445,000	27,420,656
Macy’s, Inc.
8.00%, 7/15/12	11,672,000	12,634,940
7.625%, 8/15/13	7,155,000	7,709,513
8.875%, 7/15/15	70,935,000	80,156,550
5.90%, 12/1/16	15,549,000	15,510,128
6.65%, 7/15/24	26,951,000	25,468,695
7.00%, 2/15/28	36,840,000	34,077,000
6.70%, 9/15/28	20,565,000	18,302,850
6.90%, 4/1/29	46,045,000	43,742,750
6.90%, 1/15/32	35,395,000	32,828,863
6.70%, 7/15/34	76,507,000	71,534,045
6.375%, 3/15/37	26,705,000	24,568,600
Nordstrom, Inc.
6.75%, 6/1/14	44,265,000	49,705,124
6.25%, 1/15/18	16,800,000	18,483,545
6.95%, 3/15/28	12,720,000	14,006,399
Pfizer, Inc.
4.45%, 3/15/12	15,015,000	15,915,780
6.20%, 3/15/19	33,083,000	37,366,620
Reed Elsevier PLC(c) (United Kingdom)
7.75%, 1/15/14	6,275,000	7,221,427
8.625%, 1/15/19	110,545,000	137,911,078
Roche Holding AG(b),(c) (Switzerland)
4.50%, 3/1/12	77,425,000	81,849,994
6.00%, 3/1/19	18,040,000	19,936,455
Sprint Nextel Corp.
6.00%, 12/1/16	120,815,000	109,035,537
6.90%, 5/1/19	26,160,000	23,936,400
6.875%, 11/15/28	24,315,000	19,573,575

DODGE & COX INCOME FUND ▪ PAGE 8

PORTFOLIO OF INVESTMENTS (unaudited)	March 31, 2010

FIXED INCOME SECURITIES (continued)

	PAR VALUE	VALUE
Time Warner Cable, Inc.
8.75%, 2/14/19	$81,804,000	$101,451,767
8.25%, 4/1/19	119,156,000	144,189,246
Time Warner, Inc.
7.625%, 4/15/31	188,453,000	215,235,940
7.70%, 5/1/32	161,683,000	186,609,991
Wyeth
5.50%, 2/1/14	110,940,000	122,383,683
5.50%, 2/15/16	55,525,000	61,938,415
5.45%, 4/1/17	54,730,000	59,902,696
Xerox Corp.
7.125%, 6/15/10	50,100,000	50,603,405
6.875%, 8/15/11	30,880,000	32,790,052
8.25%, 5/15/14	36,000,000	41,800,464
6.40%, 3/15/16	72,441,000	79,505,301
7.20%, 4/1/16	25,591,000	28,598,582
6.75%, 2/1/17	63,879,000	70,525,610
6.35%, 5/15/18	109,287,000	118,387,766
5.625%, 12/15/19	68,622,000	70,535,662

		5,215,882,316
TRANSPORTATION: 3.3%
Burlington Northern Santa Fe Corp.(f)
4.30%, 7/1/13	7,883,000	8,285,703
4.875%, 1/15/15	13,285,000	14,021,334
4.70%, 10/1/19	77,795,000	77,031,987
7.57%, 1/2/21	19,423,845	22,813,298
8.251%, 1/15/21	6,287,161	7,531,201
4.967%, 4/1/23	30,039	32,415
5.72%, 1/15/24	24,062,135	25,168,764
5.629%, 4/1/24	37,305,085	38,836,556
5.342%, 4/1/24	8,872,702	9,217,781
5.996%, 4/1/24	48,559,493	52,743,515
Consolidated Rail Corp.
6.76%, 5/25/15	101,925	109,086
CSX Corp.
8.375%, 10/15/14	48,052	55,661
9.75%, 6/15/20	10,272,000	13,468,842
6.251%, 1/15/23	21,314,649	22,894,422
FedEx Corp.
7.375%, 1/15/14	22,705,000	26,073,400
8.00%, 1/15/19	18,610,000	22,786,959
6.72%, 7/15/23	21,276,076	23,016,226
7.65%, 7/15/24	2,556,053	2,874,962
Norfolk Southern Corp.
7.70%, 5/15/17	29,475,000	35,026,027
9.75%, 6/15/20	14,188,000	19,091,075
Union Pacific Corp.
5.375%, 5/1/14	22,886,000	24,664,196
4.875%, 1/15/15	10,764,000	11,357,613
6.85%, 1/2/19	6,172,035	6,869,549
7.875%, 1/15/19	13,425,000	16,128,701
6.70%, 2/23/19	7,165,069	7,985,524
7.60%, 1/2/20	1,444,657	1,729,794
6.125%, 2/15/20	47,890,000	51,884,409
6.061%, 1/17/23	15,559,548	17,230,281
4.698%, 1/2/24	5,593,038	5,814,937
5.082%, 1/2/29	10,148,343	10,391,937

	PAR VALUE	VALUE
5.866%, 7/2/30	$57,480,397	$63,267,518
6.176%, 1/2/31	40,639,486	45,019,130

		683,422,803

		9,308,053,194
TOTAL FIXED INCOME SECURITIES (Cost $19,388,151,054)		$20,202,823,566

SHORT-TERM INVESTMENTS: 3.6%
COMMERCIAL PAPER: 0.8%
Reed Elsevier PLC(b),(c) (United Kingdom)
4/14/10	20,000,000	19,998,122
4/16/10	20,000,000	19,997,917
Toyota Motor Credit Corp.
4/7/10	50,000,000	49,997,750
4/29/10	50,000,000	49,991,444
WellPoint, Inc.(b) 4/21/10	25,000,000	24,996,806

		164,982,039
MONEY MARKET FUND: 0.3%
SSgA Prime Money Market Fund	61,813,306	61,813,306

REPURCHASE AGREEMENT: 2.5%
Fixed Income Clearing Corporation(d) 0.00%, 4/1/10, maturity value $510,143,000	510,143,000	510,143,000

TOTAL SHORT-TERM INVESTMENTS (Cost $736,938,345)		$736,938,345

TOTAL INVESTMENTS (Cost $20,125,089,399)	101.4%	$20,939,761,911
OTHER ASSETS LESS LIABILITIES	(1.4%)	(286,193,446)

NET ASSETS	100.0%	$20,653,568,465

(a)	Cumulative preferred security
(b)

Security exempt from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2010, all such securities in total represented $535,038,297 or 2.6% of net assets.

(c)	Security denominated in U.S. dollars
(d)

Repurchase agreement is collateralized by Fannie Mae 2.15%, 4/13/12; Federal Farm Credit Bank 3.50%, 10/3/11; Federal Home Loan Bank 1.50%, 1/27/12 and Freddie Mac 1.35%, 6/15/12. Total collateral value is $520,354,275.

(e)

Security is illiquid, in default, and is non-income producing. On October 9, 2008, Kaupthing Bank requested protection under the Icelandic Financial Supervisory Authority. Effective June 30, 2009, the ‘Winding Up’ committee of the bank announced that it was accepting claims for debts. Claims for the Fund’s bonds were filed prior to the 12/30/09 deadline.

(f)	Subsidiary (see Note below)
(g)	Rounds to 0.0%

Note: Fixed income securities are grouped by parent company unless otherwise noted. Actual securities may be issued by the listed parent company or one of its subsidiaries.

CMO: Collateralized Mortgage Obligation

DUS: Delegated Underwriting and Servicing

REMIC: Real Estate Mortgage Investment Conduit

PAGE 9 ▪ DODGE & COX INCOME FUND

NOTES TO PORTFOLIO OF INVESTMENTS (unaudited)

Security valuation. The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Fixed income securities with original maturities of one year or more are priced on the basis of valuations furnished by pricing services which utilize both dealer-supplied valuations and pricing models. Under certain circumstances, fixed income securities that are not valued by pricing services are temporarily valued by the investment manager utilizing both dealer-supplied valuations and pricing models. Valuations of fixed income securities take into account appropriate factors such as institutional-size trading markets in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data and do not rely exclusively upon exchange or over-the-counter listed prices. Security values are not discounted based on the size of the Fund’s position. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Short-term securities are valued at amortized cost which approximates current value. All securities held by the Fund are denominated in U.S. dollars.

Valuation measurements. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

▪	Level 1: Quoted prices in active markets for identical securities
▪	Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices interest rates, credit risk, etc.)
▪	Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s holdings as of March 31, 2010:

Security Classification	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)	LEVEL 3 (Significant Unobservable Inputs)
Fixed Income Securities
U.S. Treasury	$622,102,538	$—	$—
Government Related	—	1,064,474,894	—
Mortgage-related Securities	—	8,972,347,565	—
Asset-backed Securities	—	235,845,375	—
Corporate	—	9,308,053,194	—
Short-term Investments
Commercial Paper	—	164,982,039	—
Money Market Fund	61,831,306	—	—
Repurchase Agreement	—	510,143,000	—

Total	$683,915,844	$20,255,846,067	$—

Security transactions. Security transactions are recorded on the trade date.

Income tax matters. At March 31, 2010, the cost of investments for federal income tax purposes was $20,125,090,007. Net unrealized appreciation aggregated $814,671,904, of which $982,683,901 represented appreciated securities and $168,011,997 represented depreciated securities.

Other. For more information please see the Fund’s most recent Prospectus and Annual Report on the Fund’s website www.dodgeandcox.com.

DODGE & COX INCOME FUND ▪ PAGE 10

OFFICERS AND TRUSTEES

John A. Gunn, Chairman & Trustee

Chairman, Dodge & Cox

Kenneth E. Olivier, President & Trustee

Chief Executive Officer & President, Dodge & Cox

Dana M. Emery, Senior Vice President & Trustee

Executive Vice President, Dodge & Cox

William F. Ausfahl, Independent Trustee

Former Chief Financial Officer and member of Board of Directors, The Clorox Company

L. Dale Crandall, Independent Trustee

Former President, Kaiser Foundation Health Plan and Hospitals

Thomas A. Larsen, Independent Trustee

Director, Howard, Rice, Nemerovski, Canady, Falk & Rabkin

John B. Taylor, Independent Trustee

Professor of Economics, Stanford University; Senior Fellow, Hoover Institute and

former Under Secretary for International Affairs, United States Treasury

Will C. Wood, Independent Trustee

Principal, Kentwood Associates, Financial Advisers

Charles F. Pohl, Senior Vice President

Senior Vice President & Chief Investment Officer, Dodge & Cox

Diana S. Strandberg, Senior Vice President

Vice President & Director of International Equity, Dodge & Cox

David H. Longhurst, Treasurer

Vice President & Assistant Treasurer, Dodge & Cox

Thomas M. Mistele, Secretary

Chief Operating Officer, Secretary & General Counsel, Dodge & Cox

Marcia P. Venegas, Chief Compliance Officer

Associate Chief Compliance Officer, Dodge & Cox

PAGE 11 ▪ DODGE & COX INCOME FUND